EXHIBIT 10.18

REDACTED COPY

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AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

[ Mission Bay Blocks 33 and 34 ]

This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (“Agreement”) is made and entered into as of this 21st day of October, 2010, by and between ARE-SAN FRANCISCO NO. 22, LLC, a Delaware limited liability company (“Seller”), and BAY JACARANDA NO. 3334, LLC, a Delaware limited liability company (“Buyer”), with respect to the following (initially capitalized terms not otherwise defined when first used shall have the meanings given to such terms in Paragraph 1 below):

R E C I T A L S:

A. Seller is the owner of certain real property located in the City and County of San Francisco (“City”), State of California commonly referred to as Mission Bay South Development Blocks 33 and 34 and more particularly described on Exhibit A attached hereto (the “Land”). The Block references are for convenience only; the Blocks are not legal lots and do not constitute separate parcels.

B. The Land is a portion of the area generally known as the “Mission Bay Development Area” (as defined below), and is located within the “South Project Area” (as defined below), and is subject to the existing “Development Entitlements” (as defined below).

C. Seller desires to sell the “Property” (as defined below) to Buyer, and Buyer desires to purchase the Property from Seller, upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer (each, a “Party” and collectively, the “Parties”) hereby agree that the terms and conditions of this Agreement and the instructions to “Escrow Holder” (as defined below) with regard to the “Escrow” (as defined below) are as follows:

A G R E E M E N T:

1. Certain Basic Definitions. For purposes of this Agreement, the following terms shall have the following definitions:

1.1 “Acquired Parking Rights” means the right to develop 1.0 parking spaces for each one thousand (1,000) square feet of gross floor area.

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1.2 “Acquired Rights” means the (i) the Acquired Square Footage, (ii) the Acquired Tower Rights, (iii) the Acquired Parking Rights, and (iv) the Infrastructure Rights.

1.3 “Acquired Square Footage” means the right to develop up to an aggregate of five hundred thousand (500,000) square feet of gross (commercial) floor area.

1.4 “Acquired Tower Rights” means the right to develop up to one (1) Tower.

1.5 “Affiliate” means (a) an entity that directly or indirectly controls, is controlled by, or is under common control with the person or entity in question, or (b) an entity at least a majority of whose economic interest is owned by the person or entity in question; and the term “control” means the power to direct the management of such entity through voting rights, ownership, or contractual obligations.

1.6 “Agreement Regarding Construction Obligations” has the meaning set forth in Paragraph 28.2 below.

1.7 “Agreement Regarding Successor Project Labor Agreement” means the Agreement Regarding Successor Project Labor Agreement in substantially the form attached hereto as Exhibit J (subject to such modifications as may be reasonably negotiated by the Parties).

1.8 “Alexandria” means Alexandria Real Estate Equities, Inc., a Maryland corporation and Seller’s ultimate parent.

1.9 “ALTA Policy” means an American Land Title Association extended coverage owner’s policy of title insurance (6-17-06).

1.10 “Applicable Laws” means all laws, ordinances, rules, regulations, and requirements of all Governmental Authorities that are applicable to the Property, including without limitation, the Federal Occupational Health and Safety Act, the Americans with Disabilities Act of 1990, Title 24 of the California Code of Regulations, and all Environmental Laws, as amended from time to time.

1.11 “ARE Owners” means Seller, ARE-San Francisco No. 15, LLC, a Delaware limited liability company (“ARE-SF 15”), ARE-San Francisco No. 16, LLC, a Delaware limited liability company (“ARE-SF 16”), ARE-San Francisco No. 19, LLC, a Delaware limited liability company (“ARE-SF 19”), ARE-San Francisco No. 26, LLC, a Delaware limited liability company, and ARE-San Francisco No. 36, LLC, a Delaware limited liability company.

1.12 “ARE Properties” means the Land, Blocks 26-27, Blocks 29-32, and Blocks 41-43.

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1.13 “As an example only” is intended solely to introduce descriptive illustrations for purposes of clarifying the possible applications of specific provisions of this Agreement, and shall not be deemed, construed, or interpreted as providing all-inclusive, comprehensive, or exhaustive lists of every possible situation or circumstance to which the provision in question may apply (“including, but not limited to”, “including, without limitation”, and similar phrases are used with the same sole intention).

1.14 “Assignment of Infrastructure Rights” means that certain Limited Assignment and Assumption of Agreement of Purchase and Sale in substantially the form attached hereto as Exhibit E (subject to such modifications as may be reasonably negotiated by the Parties).

1.15 “Assignment of South OPA” means the Assignment, Assumption and Release Agreement in substantially the form attached hereto as Exhibit D (subject to such modifications as may be reasonably requested by the Redevelopment Agency and/or reasonably negotiated by the Parties).

1.16 “Blocked Persons List” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or any other similar list maintained by OFAC or any other Governmental Authority pursuant to any authorizing statute, regulation, or executive order.

1.17 “Blocks 26-27” means that certain real property located in the City commonly referred to as Mission Bay South Development Blocks 26 and 27.

1.18 “Blocks 29-32” means that certain real property located in the City commonly referred to as Mission Bay South Development Blocks 29, 30, 31, and 32.

1.19 “Blocks 41-43” means that certain real property located in the City commonly referred to as Mission Bay South Development Blocks 41, 42, and 43, excluding the Gladstone Property.

1.20 “Brokers” means, collectively, Buyer’s Broker and Seller’s Broker.

1.21 “Buyer Parties” means Buyer and Buyer’s Affiliates (and each of their Affiliates), including, but not limited to, SFDC, and Buyer’s or such Affiliates’ shareholders, members, constituent partners, directors, officers, and employees.

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1.22 “Buyer’s Address” means:

Bay Jacaranda No. 3334, LLC

c/o salesforce.com, inc.

The Landmark @ One Market, Suite 300

San Francisco, California 94105

Attention: General Counsel

Re:   Mission Bay (Blocks 33-34), SF, CA

Telephone No.: 415-536-6970

Facsimile No.: 415-536-4616

With a copy to:

Bay Jacaranda No. 3334, LLC

c/o salesforce.com, inc.

The Landmark @ One Market, Suite 300

San Francisco, California 94105

Attention: Mr. Tim Alonso

Telephone No.: 415-536-7225

Facsimile No.: 415-901-4616

1.23 “Buyer’s Agents” means Buyer’s agents, counsel, consultants, sub-consultants, contractors, sub-contractors, and prospective lenders.

1.24 “Buyer’s Broker” means Cushman & Wakefield.

1.25 “Buyer’s Closing Conditions” has the meaning set forth in Paragraph 10.1 below.

1.26 “Buyer’s Counsel’s Address” means:

Sheppard Mullin Richter & Hampton LLP

Four Embarcadero Center, 17th Floor

San Francisco, California 94111

Attention: Robert A. Thompson, Esq.

Telephone No.: 415-774-3213

Facsimile No.: 415-434-3947

1.27 “California Affidavit” means a California Form 593-C, in substantially the form attached hereto as Exhibit F-1.

1.28 “Cancellation Charges” has the meaning set forth in Paragraph 5.3 below.

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1.29 “CFD Assessments” means the special taxes (i) to be levied on the Land (and other property in the Mission Bay Development Area) in accordance with the terms and conditions of the “Rate and Method of Apportionment of Special Tax” applicable to the Maintenance CFD, (ii) to be levied on the Land (and other property in the Mission Bay Development Area) in accordance with the terms and conditions of the “Rate and Method of Apportionment of Special Tax” applicable to the Infrastructure CFD, and (iii) to be levied on the Land and other property in the City in accordance with the terms and conditions applicable to the Public School CFD.

1.30 “CFDs” means, collectively, the Maintenance CFD, the Infrastructure CFD, and the Public School CFD. The Maintenance CFD and the Infrastructure CFD were established under the South Financing Plan.

1.31 “City” has the meaning set forth in Recital A above.

1.32 “Claims” has the meaning set forth in Paragraph 2(b) of the Inspection Agreement.

1.33 “Close of Escrow” means the time of recording of the Grant Deed in the Official Records.

1.34 “Closing Date” means the date on which the Close of Escrow occurs.

1.35 “CLTA Policy” means a California Land Title Association standard coverage owner’s policy of title insurance, in the current form used by the Title Company.

1.36 “CNDA” means that certain Mutual Confidential Information and Non-Disclosure Agreement dated as of May 6, 2010, between Alexandria and SFDC.

1.37 “Complete Release Date” means the date that is eighteen (18) months after the Closing Date.

1.38 “Confidential Information” has the meaning set forth in Paragraph 1 of the CNDA or set forth in Paragraph 2(c) of the Inspection Agreement, as applicable.

1.39 “Convey” or “Conveyed” means to convey, sell, assign, alienate, or otherwise transfer.

1.40 “Covered Property” means the real property covered by the Project Labor Agreement.

1.41 “Covered Successor” means any successor in interest and/or assignee, buyer, ground lessee, or donee of any Covered Property.

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1.42 “Covered Work” has the meaning set forth in the Project Labor Agreement.

1.43 “Current Tax Period” means the fiscal year of the applicable taxing authority during which the Close of Escrow occurs.

1.44 “Deposit” means the sum of Two Million Dollars ($2,000,000.00).

1.45 “Development Entitlements” means those documents and materials governing development of the Property listed on Exhibit B attached hereto.

1.46 “Discretionary Approvals” has the meaning set forth in Paragraph 7.1.4(a) below.

1.47 “Diversity Program” has the meaning set forth in Paragraph 29.2 below.

1.48 “Effective Date” means the date this Agreement is executed and delivered by both Seller and Buyer.

1.49 “Environmental Covenant” has the meaning set forth in Paragraph 2(d) of the Inspection Agreement.

1.50 “Environmental Laws” means any and all federal, state, or local environmental health and/or safety laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, plans, risk management plans, recorded property covenants, and/or restrictions, permits, or permit conditions currently existing relating to the environment or to any Hazardous Materials (including, without limitation, the Risk Management Plan and the Environmental Covenant) that are applicable to the Land.

1.51 “Environmental Reports” means all environmental reports in Seller’s possession or control regarding the Land and all “no further action” or similar letters issued by any applicable Governmental Authority in connection with Hazardous Materials in, on, or under the Land, all as listed on Exhibit G attached hereto.

1.52 “Escrow” means an escrow to be opened with Escrow Holder to facilitate the transactions contemplated in this Agreement.

1.53 “Escrow Holder” means First American Title Insurance Company.

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1.54 “Escrow Holder’s Address” means:

First American Title Insurance Company

901 Mariners Island Blvd., Suite 380

San Mateo, California 94404

Attention: Ms. Karen Matsunaga

Escrow No.: NCS-453587-SM

Telephone No.: 650-356-1729

Facsimile No.: 650-638-9116

1.55 “Exchange” means a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code.

1.56 “Existing Construction Agreement” means that certain Construction Commencement Agreement [Mission Bay South - Blocks 33 and 34] recorded in the Official Records on November 15, 2005, as Document No. 2005-I072098.

1.57 “FIRPTA Certificate” means a certificate of non-foreign status, in the form attached hereto as Exhibit F-2.

1.58 “FOCIL” means FOCIL-MB, LLC, a Delaware limited liability company. As of the Effective Date, FOCIL is the Master Developer and the Infrastructure Developer.

1.59 “Gladstone Property” means that certain real property located in the City commonly referred to 1650 Owens Street.

1.60 “Governmental Authority” has the meaning set forth in Paragraph 2(h) of the Inspection Agreement.

1.61 “Government Representative” has the meaning set forth in Paragraph 3(c) of the Inspection Agreement.

1.62 “Grant Deed” means a grant deed, in substantially the form attached hereto as Exhibit H.

1.63 “Hazardous Materials” means any substance, material or waste that, because of its quantity, concentration, or physical or chemical characteristics poses a present or potential hazard to human health and safety or to the environment, including, but not limited to, petroleum, petroleum-based products, natural gas, or any substance, material, or waste (including, without limitation, biohazardous waste and medical waste) that is, or shall be, listed, regulated, or defined by federal, state, or local statute, regulation, rule, ordinance, or other governmental requirement to be hazardous, acutely hazardous, extremely hazardous, toxic, radioactive, biohazardous, infectious, or otherwise dangerous.

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1.64 “Immediately Available Funds” means cash, bank cashier’s check, or a confirmed wire transfer of funds.

1.65 “Independent Consideration” means the sum of One Thousand Dollars ($1,000.00).

1.66 “Infrastructure” means the infrastructure or other improvements to be constructed in accordance with the South Infrastructure Plan or the South Scope of Development.

1.67 “Infrastructure CFD” means Redevelopment Agency of the City and County of San Francisco Community Facilities District No. 6 (Mission Bay South Public Improvements).

1.68 “Infrastructure CFD Bonds” means, collectively, the following bonds issued by the Redevelopment Agency pursuant to the Mello-Roos Community Facilities District Act of 1982 (as amended):

(a) Special Tax Bonds, Series 2001-South;

(b) Special Tax Bonds, Series 2002 Parity-South; and

(c) Special Tax Bonds, Series 2005A Parity-South (Current Interest Bonds), and Special Tax Bonds, Series 2005B Parity-South (Capital Appreciation Bonds) (collectively, the “2005 Infrastructure CFD Bonds”).

1.69 “Infrastructure CFD Bond Disclosure Assumption Agreement” has the meaning set forth in Paragraph 28.11 below.

1.70 “Infrastructure CFD Bond Disclosure Certificates” means, collectively, the following Continuing Disclosure Certificates delivered by various ARE Parties in connection with the issuance of the 2005 Infrastructure CFD Bonds:

(a) that certain Continuing Disclosure Certificate-Landowner dated July 26, 2005, executed by ARE-SF 15;

(b) that certain Continuing Disclosure Certificate-Landowner dated July 26, 2005, executed by ARE-SF 16; and

(c) that certain Continuing Disclosure Certificate-Landowner dated July 26, 2005, executed by ARE-SF 19.

1.71 “Infrastructure Developer” means FOCIL or FOCIL’s successor as “Owner” under (and as defined in) the South OPA with respect to the obligation to construct

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Infrastructure, provided that such successor has been approved by the Redevelopment Agency if, and to the extent, required under the South OPA.

1.72 “Infrastructure Rights” has the meaning set forth in Paragraph 8 below.

1.73 “Inspection Agreement” means that certain Access, Inspection, and Indemnity Agreement effective as of September 6, 2010, by and between Seller and SFDC, a copy of which is attached hereto as Exhibit K.

1.74 “Inspection Period” has the meaning set forth in Paragraph 1 of the Inspection Agreement.

1.75 “Inspection Work” has the meaning set forth in Paragraph 3(a) of the Inspection Agreement.

1.76 “Land” has the meaning set forth in Recital A above.

1.77 “Legal Costs” has the meaning set forth in Paragraph 25 below.

1.78 “Life Science Uses” means life sciences, biotechnology, biomedical, or similar research facility uses.

1.79 “Maintenance CFD” means Redevelopment Agency of the City and County of San Francisco Community Facilities District No. 5 (Mission Bay Maintenance District).

1.80 “Master Commercial Declaration” means the Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Mission Bay Commercial recorded in the Official Records on January 16, 2001, as Document No. 2001-G889923-00 at Reel H804, Image 0058, as amended by the First Amendment To Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Mission Bay Commercial recorded in the Official Records on August 17, 2004, as Document No. 2004-H787770-00 at Reel I703, Image 0226, and by the Second Amendment To Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Mission Bay Commercial recorded in the Official Records on October 20, 2004, as Document No. 2004-H834740-00 at Reel I747, Image 0186, as the same may hereafter be amended.

1.81 “Master Developer” means FOCIL or FOCIL’s successor as “Owner” under (and as defined in) the South OPA, provided that such successor has been approved by the Redevelopment Agency if, and to the extent, required under the South OPA.

1.82 “Master Developer Covenant” means that certain Second Amended and Restated Declaration of Covenants [FOCIL Property] recorded in the Official Records on November 15, 2005, as Document No. 2005-I072097.

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1.83 “Mission Bay Development Area” means that certain real property located in the City and County of San Francisco and generally bounded by Townsend Street, Third Streets, relocated Terry Francois Boulevard, Mariposa Street and Seventh Street.

1.84 “Natural Hazards Statement” means the Natural Hazards Disclosure Report relating to the Land, a copy of which is attached hereto as Exhibit I-2.

1.85 “Notices” has the meaning set forth in Paragraph 23 below.

1.86 “OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

1.87 “OFAC Rules” means, collectively, the regulations promulgated and/or issued by OFAC and any statute, regulation, or executive order relating thereto.

1.88 “Office Authorization(s)” means the authorization(s) to develop office space under the Office Program.

1.89 “Office Program” means the annual office limitation program set forth in Sections 321 and 322 of the City’s Planning Code.

1.90 “Official Records” means the Official Records of the Recorder of the City and County of San Francisco, California.

1.91 “Oppose” or “Opposing” means oppose, contest, challenge, object to, and/or otherwise interfere with.

1.92 “Original Project Labor Agreement” means that certain Mission Bay Project Agreement dated October 8, 1990.

1.93 “Other SFDC Owner” means any Affiliate of Buyer who owns any property in the South Project Area other than the Land.

1.94 “Other SFDC Property” means any property in the South Project Area other than the Land that is owned by Buyer or any Other SFDC Owner.

1.95 “Other SFDC Square Footage” means the square footage of gross (commercial) floor area that Buyer or any Other SFDC Owner has the right to develop on any Other SFDC Property.

1.96 “Other SFDC Tower Rights” means the Towers that Buyer or any Other SFDC Owner has the right to develop on any Other SFDC Property.

1.97 “Permitted Encumbrances” means all matters affecting title to the Land described in Exhibit C-1 attached hereto.

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1.98 “PILOT Agreement” has the meaning set forth in Paragraph 28.8.1 below.

1.99 “Pro Forma Policy” has the meaning set forth in Section 3 in Exhibit C-1 attached hereto.

1.100 “Project” means the development to be constructed by Buyer on the Land in accordance with the Development Entitlements and the terms and conditions of this Agreement.

1.101 “Project Labor Agreement” means, collectively, the Original Project Labor Agreement and the Project Labor Agreement Addendum, as the same may be amended from time to time.

1.102 “Project Labor Agreement Addendum” means that certain Addendum To Agreement entered into in 2003.

1.103 “Property” means the Real Property plus the Acquired Rights.

1.104 “Property Owner” means Buyer or any permitted successor or assign with respect to the Property.

1.105 “Proposition N” means the ordinance (denominated Proposition N) being submitted to the voters of the City at the general election being held on November 2, 2010, which submittal was approved by the City’s Board of Supervisors on July 27, 2010, pursuant to Motion No. M10-118. If approved by the voters, such ordinance would amend Section 1102 of Article 12-C of the San Francisco Business and Tax Regulations Code to increase the real property transfer tax on certain properties.

1.106 “Public School CFD” means San Francisco Unified School District of the City and County of San Francisco Community Facilities District No. 90-1 (Public School Facilities).

1.107 “Purchase Price” means the sum of Sixty-Three Million Seven Hundred Fifty-One Thousand Three Hundred Eighty-One Dollars ($63,751,381.00).

1.108 “Purchase Price Balance” means the balance of the Purchase Price over and above the Deposit (including all interest accrued thereon).

1.109 “Real Property” means the Land, together with all appurtenances thereto and improvements thereon (if any).

1.110 “Redevelopment Agency” means the Redevelopment Agency of the City and County of San Francisco.

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1.111 “Release Exception Claims” has the meaning set forth in Paragraph 18.3 below.

1.112 “Risk Management Plan” and “RMP” mean the Risk Management Plan dated May 11, 1999, for the Mission Bay Area, San Francisco, California, as the same may be amended from time to time (approved on May 12, 1999, by the State of California Regional Water Quality Control Board for the San Francisco Bay Region).

1.113 “RMC Lease” means that certain Industrial Lease dated November 10, 1977, originally between Southern Pacific Transportation Company, as lessor, and Diamond Building Materials, Inc., as lessee, as amended, assigned, and extended to date.

1.114 “RMC Lease Assignment” has the meaning set forth in Section 13 in Attachment 1.

1.115 “Seek” or “Sought” means seek, apply for, process, obtain, act on, or otherwise pursue.

1.116 “Seller Parties” means Seller and Seller’s Affiliates (and each of their Affiliates), including, but not limited to, Alexandria and the other ARE Owners, and Seller’s or such Affiliates’ shareholders, members, constituent partners, directors, officers, and employees.

1.117 “Seller Party Owner” means any Seller Party that owns any property in the South Project Area as of the Close of Escrow.

1.118 “Seller Party Property” means any property in the South Project Area that is owned by any Seller Party as of the Close of Escrow.

1.119 “Seller’s Address” means:

ARE-San Francisco No. 22, LLC

c/o Alexandria Real Estate Equities, Inc.

385 E. Colorado Blvd., Suite 299

Pasadena, California 91101

Attention: Corporate Secretary

Re:   Mission Bay (Blocks 33-34), SF, CA

Telephone No.: 626-578-0777

Facsimile No.: 626-578-0770

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With a copy to:

ARE-San Francisco No. 22, LLC

c/o Alexandria Real Estate Equities, Inc.

1700 Owens Street, Suite 590

San Francisco, California 94158

Attention: Mr. Stephen A. Richardson

Telephone No.: 415-554-8844

Facsimile No.: 415-554-0142

1.120 “Seller’s Broker” means GVAKM and Cornish & Carey.

1.121 “Seller’s Closing Conditions” has the meaning set forth in Paragraph 10.2 below.

1.122 “Seller’s Counsel’s Address” means:

David S. Meyer, Attorney-At-Law

4535 Don Pio Drive

Woodland Hills, CA 91364-5308

Telephone No.: 818-346-4176

Facsimile No.: 818-346-4196

1.123 “SFDC” means salesforce.com, inc., a Delaware corporation and Buyer’s ultimate parent.

1.124 “South Design for Development” means the Design for Development for the Mission Bay South Project Area adopted on September 17, 1998, by the Redevelopment Agency Commission by Resolution No. 191-98, as the same may be amended from time to time.

1.125 “South DRDAP” means the Mission Bay South Design Review and Document Approval Procedure attached to the South OPA as Attachment G, as the same may be amended from time to time.

1.126 “South Financing Plan” means the Mission Bay South Financing Plan attached to the South OPA as Attachment E, as the same may be amended from time to time.

1.127 “South Infrastructure Plan” means the Mission Bay South Infrastructure Plan attached to the South OPA as Attachment D, as the same may be amended from time to time.

1.128 “South OPA” means the Mission Bay South Owner Participation Agreement listed on Exhibit B attached hereto.

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1.129 “South Project Area” means the area located in the City and County of San Francisco that is the subject of the South OPA.

1.130 “South Redevelopment Plan” mean the Mission Bay South Redevelopment Plan adopted on November 2, 1998, by the San Francisco Board of Supervisors by Ordinance No. 335-98, as the same may be amended from time to time.

1.131 “South Scope of Development” means the Mission Bay South Scope of Development attached to the South OPA as Attachment B, as the same may be amended from time to time.

1.132 “Surviving Obligations” means obligations expressly stated in this Agreement to survive the termination hereof.

1.133 “Tax Exempt Entity” has the meaning set forth in Paragraph 28.8.1 below.

1.134 “Tax Payment Agreement” means that certain Tax Payment Agreement between FOCIL and Seller recorded in the Official Records on September 22, 2010, as Document No. 2010-J053675.

1.135 “Termination Deadline” means 5:00 p.m. on October 22, 2010.

1.136 “Termination Notice” has the meaning set forth in Paragraph 5.3 below.

1.137 “Title Company” means First American Title Insurance Company.

1.138 “Title Policy” has the meaning set forth in Paragraph 13 below.

1.139 “TMA” means the Transportation Management Association that was formed to implement and administer the Transportation System Management Plan for the Mission Bay Development Area.

1.140 “Tower” has the meaning given to such term in the South Design for Development.

1.141 “Transfer” means to sell, assign, convey, lease, sublease, “Mortgage” (as defined below), hypothecate, or otherwise alienate, excluding therefrom any grant of occupancy rights for permanent improvements such as space leases. Solely for purposes of this definition, the term “Mortgage” means any mortgage, deed of trust, financing lease, indenture, trust agreement, reimbursement agreement, certificate of participation, collateral assignment, or other agreement or instrument (including without limitation any derivative agreement, swap, hedge, forward purchase, or other instrument relating to any of the foregoing) creating or evidencing a security interest in, encumbrance upon, securitization of, or lien against (a) any portion of or interest in the Property, (b) any interest in this Agreement, (c) any ownership interest in or

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security of Buyer, or (d) any income, rentals, revenue, profits, or other proceeds derived from Buyer’s ownership, operation, leasing, or sale of any portion of or interest in the Property, whether as security for the repayment of a loan or the performance of an obligation or as the creation of fractional undivided interests that are sold or pledged, directly or indirectly, or that are negatively pledged, in order to finance or refinance, directly or indirectly, any costs of Buyer incurred in connection with Buyer’s obligations under this Agreement.

1.142 “Transferee” means any natural person, corporation, firm, partnership, association, joint venture, governmental or political subdivision or agency or any similar entity to whom a Transfer is made.

1.143 “Unavoidable Delay” means a delay that is caused by strikes or other labor disputes, acts of god, weather (to the extent different from seasonal norms for the San Francisco Bay area), inability to obtain labor or materials despite commercially reasonable efforts (financial condition excepted), lawsuits brought by plaintiffs who are not Affiliates of the person claiming the benefit of the Unavoidable Delay (except to the extent caused by the negligence of the person claiming the benefit of the Unavoidable Delay), but only to the extent that an injunction or restraining order has been issued by a court of competent jurisdiction preventing performance, atypical restrictions imposed or mandated by Governmental Authorities in issuing requisite approvals or consents, enemy action, terrorism, civil commotion, fire, flood, earthquake, or other natural disaster or casualty, or any other unforeseeable event beyond the reasonable control of the person claiming the benefit of the Unavoidable Delay.

1.144 “Vesting Covenant” means that certain Declaration of Covenants recorded in the Official Records on November 15, 2005, as Document No. 2005-I072096, pursuant to which Seller has the right (among other rights) to develop on the Land not more than an aggregate of 500,000 square feet of gross (commercial) floor area.

1.145 “Vesting Deed” means that certain Grant Deed recorded in the Official Records on November 15, 2005, as Document No. 2005-I072095, pursuant to which Seller acquired title to the Land.

1.146 “Vesting PSA” means that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of October 14, 2005, between FOCIL, as seller, and Seller, as buyer, pursuant to which Seller acquired the Land and certain entitlements.

2. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, for the Purchase Price and upon the terms and conditions set forth in this Agreement. Simultaneously with the delivery of the Deposit pursuant to Paragraph 3.1 below, Buyer shall deliver the Independent Consideration or cause the Independent Consideration to be delivered to Escrow Holder, in Immediately Available Funds. Escrow Holder shall automatically and immediately deliver the Independent Consideration to Seller (in accordance with wiring instructions separately provided by Seller), without the need for any further instructions from Buyer. Seller and Buyer agree that the Independent

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Consideration, plus Buyer’s agreement to pay the Cancellation Charges pursuant to Paragraph 5.3 below if Buyer exercises its termination right under Paragraph 5.3 below, have been bargained for as consideration for Seller’s execution and delivery of this Agreement and for Buyer’s right to conduct the Inspection Work and to review Seller’s files regarding the Property, and is independent of any other consideration or payment provided for in this Agreement. The Independent Consideration shall be non-refundable, and shall not be applied to the Purchase Price upon the Close of Escrow.

3. Payment of Purchase Price. The Purchase Price shall be paid by Buyer as follows:

3.1 Deposit. Within one (1) business day after the Effective Date, Buyer shall deliver the Deposit or cause the Deposit to be delivered to Escrow Holder, in Immediately Available Funds. Escrow Holder shall deposit the Deposit in a non-commingled trust account and shall invest the Deposit in federally insured interest bearing money market accounts or certificates of deposit or in United States Treasury Bills or such other instruments as Buyer may instruct from time to time.

3.2 Delivery, Application, and Disposition of Deposit.

3.2.1 Buyer’s failure to deliver the Deposit as required by Paragraph 3.1 above shall constitute a default by Buyer under this Agreement and shall entitle Seller, by written notice to Buyer and Escrow Holder, to terminate this Agreement as of the date of Buyer’s receipt of such termination notice, in which event the provisions of Paragraph 19.1 below will apply.

3.2.2 The Deposit (including all interest accrued thereon) shall be applied to the Purchase Price upon the Close of Escrow. If Buyer terminates this Agreement and the Escrow on or prior to the dates designated within, and in accordance with the provisions of, Paragraph 5.3, Paragraph 10.3.1, or Paragraph 21 below, the Deposit (including all interest accrued thereon) shall be refunded to Buyer. The Deposit shall be paid to Seller pursuant to Paragraph 19.1 below if (a) Seller fully performs its obligations under this Agreement, (b) Buyer does not elect to terminate this Agreement in accordance with Paragraph 5.3, Paragraph 10.3.1, or Paragraph 21, and (c) the transaction contemplated in this Agreement does not close as a result of a breach by Buyer of Buyer’s obligations under this Agreement. If this Agreement is terminated for any reason before the Close of Escrow (whether the Deposit is refunded to Buyer or paid to Seller pursuant to this Agreement), both Seller and Buyer shall be relieved of all further obligations and liabilities under this Agreement, except for the Surviving Obligations and except as may be expressly provided otherwise in this Agreement.

3.3 Closing Funds. In time sufficient to permit the Close of Escrow on the scheduled date therefor (in no event later than one (1) business day in advance), Buyer shall deliver the Purchase Price Balance or cause the Purchase Price Balance to be delivered to Escrow Holder, in Immediately Available Funds, plus a sum equal to Escrow Holder’s estimate

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of Buyer’s share of closing costs, prorations, and charges payable pursuant to this Agreement, also in Immediately Available Funds.

4. Escrow.

4.1 Opening of Escrow. Each Party shall cause the Escrow to be opened with Escrow Holder by delivering to Escrow Holder, no later than one (1) business day after the date of this Agreement, three (3) duplicate originals of this Agreement executed by such Party. Each Party agrees to execute, deliver, and be bound by any reasonable or customary supplemental escrow instructions of Escrow Holder or other instruments as may reasonably be required by Escrow Holder in order to consummate the transaction contemplated by this Agreement. Any such supplemental instructions shall not conflict with, amend, or supersede any portions of this Agreement unless expressly consented or agreed to in writing by each Party.

4.2 Close of Escrow. The Escrow shall close on or before November 1, 2010, provided that Buyer and Seller may close, but shall not be obligated to close, the Escrow upon such other earlier or later date as Buyer and Seller may mutually agree in writing.

5. Condition of Property.

5.1 Inspection and Studies; Review of Seller’s Files. Before the Effective Date, and continuing hereafter during the Inspection Period, Buyer has had, and shall continue to have, the right, at Buyer’s sole cost and expense, but subject in all events to Buyer’s compliance with Applicable Laws and the provisions of the Inspection Agreement, to conduct the Inspection Work and to review Seller’s files regarding the Property.

5.2 Buyer’s Entry on Land; Insurance; Indemnification. Buyer’s entry on the Property shall be subject in all events to Buyer’s compliance with Applicable Laws and the provisions of the Inspection Agreement. Without limiting the generality of the foregoing, (i) the insurance to be maintained by Buyer in connection with any entry on the Property by Buyer shall be as set forth in Paragraph 8 of the Inspection Agreement, and (ii) Buyer’s indemnification of Seller in connection with any entry on the Property by Buyer shall be as set forth in Paragraph 9 of the Inspection Agreement.

5.3 Buyer’s Termination Right. Buyer shall have the right at any time before the Termination Deadline to terminate this Agreement if, during the course of Buyer’s investigation of the Property, Buyer determines, in its sole discretion, that the Property is not acceptable to Buyer. Buyer may exercise such termination right by delivering written notice of termination to Seller and Escrow Holder (a “Termination Notice”) before the Termination Deadline. Upon the timely delivery of a Termination Notice, (i) Escrow Holder, without the need for any further instructions from either Seller or Buyer, shall automatically and immediately return to Buyer the Deposit (including all interest accrued thereon), (ii) Buyer shall bear all Escrow cancellation charges and similar fees (“Cancellation Charges”), and (iii) this Agreement shall automatically terminate and be of no further force or effect and neither Party shall have any

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further rights or obligations under this Agreement, except for the Surviving Obligations. If, for any reason whatsoever, Buyer does not exercise such termination right by delivery of the Termination Notice before the Termination Deadline, Buyer shall be deemed to have elected not to terminate this Agreement.

5.4 Limitation on Seller’s Liability. Without limiting any other disclaimer or release of Seller liability under this Agreement, Buyer agrees that Seller shall not have any liability, obligation, or responsibility of any kind with respect to any of the matters described in Paragraph 10 of the Inspection Agreement.

6. Title.

6.1 Title Materials. Seller has delivered to Buyer (or caused to be made available to Buyer) a current standard preliminary title report for the Land issued by the Title Company, together with copies of the underlying documents relating to the Schedule B exceptions set forth in such report. Buyer, in its sole discretion and at its sole cost and expense, also may order (i) a current as-built ALTA survey of the Land, in form reasonably satisfactory to Buyer and Title Company, prepared by a surveyor licensed in the State of California and certified to Buyer, Title Company, and such other persons or entities as Buyer, in its sole discretion, may request (using a surveyor’s certificate reasonably satisfactory to Buyer and Title Company); and (ii) a UCC search with regard to the Land and/or Seller, its affiliated entities, and its predecessors-in-interest.

6.2 Removal of Certain Title Matters. As a condition to the Close of Escrow, Seller shall take all action necessary to remove from title to the Land (i) all matters created by Seller on or after the effective date of the Pro Forma Policy without the prior written consent of Buyer (which consent may be withheld in Buyer’s sole discretion exercised in good faith), and (ii) all liens and encumbrances affecting the Land that secure an obligation to pay money, other than the lien that secures payment of installments, not yet delinquent, of general and special real and personal property taxes and other charges collected with general and special real and personal property taxes (such as assessments (including the CFD Assessments) levied by any Mello-Roos District affecting the Land (including the CFDs)) (provided, however, that Seller may satisfy Seller’s obligation to remove any such lien or encumbrance if, before the Close of Escrow, (x) Seller deposits funds into the Escrow that are sufficient to pay, in full, the obligation secured by such lien or encumbrance, and (y) Seller gives Escrow Holder irrevocable written instructions to disburse such funds to the person or persons legally entitled thereto in exchange for a written release or termination of such lien or encumbrance).

6.3 Title Policy. The Title Company’s issuance of an ALTA Policy in the amount of the Purchase Price showing title to the Land vested in Buyer, subject only to the Permitted Encumbrances, shall be conclusive evidence that Seller has complied with any covenant or obligation, express or implied, to convey to Buyer good and marketable title to the Land.

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7. Entitlement Covenants.

7.1 Development Covenants.

7.1.1 Buyer’s Covenant. Buyer hereby covenants (which covenant shall bind Buyer’s successors and assigns with respect to the Land) not to develop on the Land, and not to Seek to develop on the Land, any improvements of any kind that will fail to conform to the Acquired Rights, except as may be expressly provided otherwise in this Agreement. Notwithstanding the foregoing, Buyer may Seek additional parking rights with respect to the Land, so long as the Acquired Parking Rights plus all additional parking rights secured by Buyer with respect to the Land do not result in Buyer having the right to develop more than an aggregate of 1.4 parking spaces for each one thousand (1,000) square feet of gross floor area. Buyer hereby expressly acknowledges that (i) the South Design for Development establishes a minimum and maximum of 1.0 parking spaces for each one thousand (1,000) square feet of gross floor area for all Commercial Industrial uses other than Life Science Uses, and (ii) Seller is making no representation or warranty, express or implied, as to the right, power, or authority of any Governmental Authority to approve or grant, or the right or ability of any person or entity to obtain, more than an aggregate of 1.0 parking spaces for each one thousand (1,000) square feet of gross floor area for any Commercial Industrial use other than Life Science Uses. In addition, nothing in this Agreement shall be deemed, construed, or interpreted to prevent Buyer from applying to the Acquired Square Footage any definition regarding floor area set forth in the South Design for Development. In the event Buyer (or any successor or assign with respect to the Land) breaches or violates the covenant contained in this Paragraph 7.1.1, Seller may pursue all remedies available to Seller, at law or in equity, including, but not limited to, an action in equity or otherwise for specific performance of the foregoing covenant or an injunction against any breach or violation of such covenant. Buyer hereby agrees that the covenant contained in this Paragraph 7.1.1 is unique to Buyer and that any breach thereof could cause irreparable harm to Seller. Accordingly, Buyer agrees that an injunction is a proper and fair remedy for such a breach.

7.1.2 Excess Development. Seller hereby expressly acknowledges and agrees that it shall not be a breach or violation of the covenant set forth in Paragraph 7.1.1 above (i) if the total square footage developed on the Land exceeds the Acquired Square Footage, so long as any Other SFDC Square Footage necessary to cover such excess has been Conveyed to the Property Owner in accordance with the Master Developer Covenant and the Vesting Covenant (as the same may be amended, restated, replaced, or supplemented as of the Close of Escrow), and (ii) if the number of Towers developed on the Land exceeds the Acquired Tower Rights, so long as any Other SFDC Tower Rights necessary to cover such excess has been Conveyed to the Property Owner in accordance with the Master Developer Covenant and the Vesting Covenant (as the same may be amended, restated, replaced, or supplemented as of the Close of Escrow). The Conveyance of any square footage or Towers to the Property Owner, and the development of any such square footage or Towers on the Land, shall be subject to (x) compliance with all applicable requirements and/or procedures set forth in the Development

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Entitlements (including any placement and/or separation restrictions applicable to Towers contained in the South Design for Development), and (y) the receipt of any requisite approvals or consents from Governmental Authorities, including, without limitation, the Redevelopment Agency.

7.1.3 Seller’s Covenant Regarding Acquired Rights. Seller hereby covenants (which covenant shall bind Seller’s successors and assigns) to take all actions, both before and after the Close of Escrow, reasonably required to vest the Acquired Rights in Buyer, including the execution and delivery of any further agreements that may be reasonably required to fulfill such covenant. If Seller (or any successor or assign) breaches or violates the foregoing covenant, Buyer (or any other Property Owner) may pursue all remedies available to Buyer (or such Property Owner), at law or in equity, including, but not limited to, an action in equity or otherwise for specific performance of the foregoing covenant or an injunction against any breach or violation of such covenant. Seller hereby agrees that the covenant contained in this Paragraph 7.1.3 is unique to Seller and that any breach thereof could cause irreparable harm to Buyer (or any other Property Owner). Accordingly, Seller agrees that an injunction is a proper and fair remedy for such a breach.

7.1.4 Covenants Regarding Post-Closing Assistance.

(a) Seller hereby covenants (which covenant [***]) that, upon Buyer’s written request, delivered within [***], Seller shall [***] in connection with [***] (i) to secure [***], (ii) to obtain [***] in connection with [***], and/or (iii) to apply [***]. Such [***] is not intended to rise to the level of [***], but is intended to include [***] as providing [***] regarding the [***] and [***] and otherwise [***] in support of [***]. Notwithstanding any of the foregoing, under no circumstances shall Seller be required to [***] (x) to modify [***], to change or attempt to change [***] or to obtain or attempt to obtain [***], or (y) that Seller determines, in Seller’s reasonable discretion, would [***]. Buyer shall [***] by Seller in providing [***] (including, but not limited to, [***] in connection with [***]) within [***] after Buyer’s receipt of [***], together with reasonably acceptable [***] thereof. If Seller [***], Buyer (or any other Property Owner) may [***], including, but not limited to, [***].

(b) Buyer hereby covenants (which covenant [***]) that, upon any Seller Party Owner’s written request, delivered within [***], Buyer shall [***] in connection with [***] (i) to secure [***], and/or (ii) to obtain [***] in connection with [***]. Such [***] is not intended to rise to the level of [***], but is intended to include [***] as providing [***] regarding the [***] and [***] and otherwise [***] in support of [***]. Notwithstanding any of the foregoing, under no circumstances shall Buyer be required to [***] (x) to modify [***], to change or attempt to change [***], or to obtain or attempt to obtain [***], or (y) that Buyer determines, in Buyer’s reasonable discretion, would [***]. The affected Seller Party Owner [***] by Buyer in providing [***] (including, but not limited to, [***] in connection with [***]) within [***] after such Seller Party Owner’s receipt of [***], together with reasonably acceptable [***] thereof. If Buyer [***], the affected Seller Party Owner may [***], including, but not limited to, [***].

7.1.5 Covenants Regarding Post-Closing Non-Interference.

(a) Seller hereby covenants (which covenant [***]), during the period commencing [***] and ending [***], not to [***] (i) to secure [***], (ii) to obtain [***] in connection with [***], (iii) to secure [***], so long as all additional [***] do not result in [***] more than an [***] for each [***], and/or (iv) to apply [***]. The foregoing covenant shall not prevent Seller [***] from [***] that Seller determines, in Seller’s reasonable discretion, would [***]. Further, the foregoing covenant shall not prevent Seller [***] from [***] (x) to secure [***], and/or (y) to obtain [***], and it shall not be deemed, construed, or interpreted as [***] solely because [***] at or about the same time that [***]. If Seller [***], Buyer (or any other Property Owner) may [***], including, but not limited to, [***]. Seller hereby agrees that the covenant contained in this Paragraph 7.1.5(a) is [***] and that any breach thereof could [***]. Accordingly, Seller agrees that [***].

(b) Buyer hereby covenants (which covenant [***]), during the period commencing [***] and ending [***], not to [***] (i) to secure [***], and/or (ii) to obtain [***] in connection with [***]. The foregoing covenant shall not prevent Buyer [***] from [***] that Buyer determines, in Buyer’s reasonable discretion, would [***]. Further, the foregoing covenant shall not prevent Buyer [***] from [***] (x) to secure [***], and/or (y) to obtain [***], and it shall not be deemed, construed, or interpreted as [***] solely because [***] at or about the same time that [***]. If Buyer [***], the affected Seller Party Owner may [***], including, but not limited to, [***]. Buyer hereby agrees that the covenant contained in this Paragraph 7.1.5(b) is [***] and that any breach thereof could [***]. Accordingly, Buyer agrees that [***].

7.2 Entitlement Implementation - Before Close of Escrow. Before the Close of Escrow, Buyer shall have the right, subject to the limitations set forth below, to begin any process necessary to implement or to take advantage of the benefits of any of the Development Entitlements; provided, however, that, without Seller’s consent (which consent may be granted or withheld in Seller’s sole discretion exercised in good faith), Buyer shall not file any application or document with any Governmental Authority, or take any other action with respect to the development of the Land, if the same would be binding upon Seller and/or the Land before the Close of Escrow.

7.3 Survival. Buyer’s and Seller’s respective obligations under this Paragraph 7 shall survive the Closing Date and shall not be merged with the Grant Deed.

8. Buyer’s Common Area Improvements; Infrastructure. Buyer shall be solely responsible for developing all improvements within the Land, including, without limitation, private streets, pedestrian walkways, private infrastructure, and landscaping and hardscaping in the open space and common areas within the Land. Pursuant to Paragraph 8 of the Vesting PSA, FOCIL (as Infrastructure Developer) agreed to cause to be constructed public Infrastructure up to and adjacent to, but not within, the Land (provided that Infrastructure Developer would only be

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responsible for the costs of constructing such Infrastructure to the extent such costs do not exceed the costs that would have been incurred in constructing the public Infrastructure as contemplated in the South Infrastructure Plan and the South Scope of Development). A schedule of the required Infrastructure improvements and the timing of their delivery was set forth in Exhibit K attached to the Vesting PSA. Seller shall assign to Buyer all of Seller’s rights pursuant to Paragraph 8 and Exhibit K of the Vesting PSA (the “Infrastructure Rights”) by executing and delivering the Assignment of Infrastructure Rights. Notwithstanding the foregoing, Buyer, in its sole discretion, may elect to attempt to obtain a separate agreement from FOCIL (as Infrastructure Developer) regarding the construction of the public Infrastructure that will serve the Land, provided that the execution and delivery of such a separate agreement shall not constitute a condition to Buyer’s obligation to purchase the Property. Seller hereby covenants (which covenant shall bind Seller’s successors and assigns) that Seller shall provide reasonable assistance to Buyer in connection with Buyer’s attempt to obtain such a separate agreement.

9. Planning and Mapping. From the Effective Date through the Termination Deadline, and thereafter until the Closing Date, Seller shall not further develop, negotiate, or process any Major Phase submittal(s) (referred to in the South OPA as “Concept Plans”) for the Land and/or any tentative or final parcel map(s) for the Land without Buyer’s written consent (which may be withheld or conditioned in Buyer’s sole discretion exercised in good faith); provided, however, that the foregoing restriction shall no longer apply upon the termination of this Agreement in accordance with its terms. Buyer shall be solely responsible after the Closing Date for obtaining any further entitlements for the Land (e.g., the preparation, submission, processing, and/or approval of any Major Phase submittal(s) and any tentative and final parcel maps). Pursuant to Paragraph 9 of the Vesting PSA, FOCIL (as Infrastructure Developer) and Seller agreed (i) to cooperate and consult with each other in all material aspects of the preparation, submission, processing, and/or approval of any of the foregoing to the extent they affect or relate to the costs of performing Infrastructure Developer’s obligation to construct Infrastructure (including, but not limited to, any change in the location or size of any component of the Infrastructure that would affect the costs thereof), and (ii) that any such aspects would be subject to Infrastructure Developer’s approval, which approval would not be unreasonably withheld, conditioned, or delayed. Buyer shall assume all of Seller’s obligations under Paragraph 9 of the Vesting PSA by executing and delivering the Assignment of Infrastructure Rights. Notwithstanding the foregoing, Buyer, in its sole discretion, may elect to attempt to obtain a separate agreement from FOCIL (as Infrastructure Developer) regarding the limitations on Buyer’s efforts to obtain any further entitlements for the Land, provided that the execution and delivery of such a separate agreement shall not constitute a condition to Buyer’s obligation to purchase the Property. Seller hereby covenants (which covenant shall bind Seller’s successors and assigns) that Seller shall provide reasonable assistance to Buyer in connection with Buyer’s attempt to obtain such a separate agreement.

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10. Conditions To Close of Escrow.

10.1 Conditions To Buyer’s Obligations. Buyer’s obligation to purchase the Property is subject to the satisfaction (or Buyer’s written waiver) of the conditions set forth in Attachment 1 attached hereto (“Buyer’s Closing Conditions”). Buyer may waive any of Buyer’s Closing Conditions, provided that any such waiver shall not affect Buyer’s ability to pursue any remedy Buyer may have with respect to any breach under this Agreement by Seller (except that Buyer’s remedy for any such breach may be limited as set forth in Paragraph 18.3 below).

10.2 Conditions To Seller’s Obligations. Seller’s obligation to sell the Property is subject to the satisfaction (or Seller’s written waiver) of the conditions set forth in Attachment 2 attached hereto (“Seller’s Closing Conditions”). Seller may waive any of Seller’s Closing Conditions.

10.3 Failure of Conditions.

10.3.1 Failure of Buyer’s Conditions. If any of Buyer’s Closing Conditions is not either fully satisfied or waived in writing before the Close of Escrow, then Buyer may elect, by written notice to Seller and Escrow Holder, to terminate this Agreement, in which event the Deposit shall be returned to Buyer, Seller shall bear all Cancellation Charges (except as may be expressly provided otherwise in this Agreement), and the Parties shall have no further rights or obligations under this Agreement, except for the Surviving Obligations. Nothing in this Paragraph shall be construed to limit any of Buyer’s rights or remedies under Paragraph 20 below in the event of a default by Seller under this Agreement (except that Buyer’s remedy for any such breach may be limited as set forth in Paragraph 18.3 below).

10.3.2 Failure of Seller’s Conditions. If any of Seller’s Closing Conditions is not either fully satisfied or waived in writing before the Close of Escrow, then Seller may elect, by written notice to Buyer and Escrow Holder, to terminate this Agreement, in which event Buyer shall bear all Cancellation Charges (except as may be expressly provided otherwise in this Agreement) and the Parties shall have no further rights or obligations under this Agreement, except for the Surviving Obligations. Nothing in this Paragraph shall be construed to limit any of Seller’s rights or remedies under Paragraph 19 below in the event of a default by Buyer under this Agreement.

11. Deposits By Seller. In time sufficient to permit the Close of Escrow on the scheduled date therefor (in no event later than one (1) business day in advance), Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments:

11.1 Grant Deed. One (1) original counterpart of the Grant Deed, duly executed by Seller and acknowledged.

11.2 Assignment of South OPA. Three (3) original counterparts of the Assignment of South OPA, duly executed by Seller and acknowledged.

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11.3 Assignment of Infrastructure Rights. Three (3) original counterparts of the Assignment of Infrastructure Rights, duly executed by Seller (and, if appropriate, acknowledged).

11.4 Agreement Regarding Construction Obligations. Two (2) original counterparts of the Agreement Regarding Construction Obligations, duly executed by Seller (and, if appropriate, acknowledged), and one (1) original counterpart of a memorandum of the Agreement Regarding Construction Obligations, duly executed by Seller and acknowledged.

11.5 California Affidavit. An original California Affidavit, duly executed by Seller (and, if appropriate, acknowledged).

11.6 FIRPTA Certificate. An original FIRPTA Certificate, duly executed by Seller (and, if appropriate, acknowledged).

11.7 Infrastructure CFD Bond Disclosure Assumption Agreement. Three (3) original counterparts of the Infrastructure CFD Bond Disclosure Assumption Agreement, duly executed by Seller (and, if appropriate, acknowledged).

11.8 RMC Lease Assignment. Two (2) original counterparts of the RMC Lease Assignment, duly executed by Seller (and, if appropriate, acknowledged).

11.9 Other Instruments. Such other instruments and documents as may be required by the terms of this Agreement (including, but not limited to, Buyer’s Closing Conditions and/or Seller’s Closing Conditions).

12. Deposits By Buyer. In time sufficient to permit the Close of Escrow on the scheduled date therefor (in no event later than one (1) business day in advance), Buyer shall deposit or cause to be deposited with Escrow Holder the following:

12.1 Funds. The Purchase Price Balance, plus Escrow Holder’s estimate of Buyer’s share of closing costs, prorations, and charges payable pursuant to this Agreement, all in Immediately Available Funds.

12.2 Grant Deed. One (1) original counterpart of the Grant Deed, with the Acceptance By Grantee duly executed by Buyer and acknowledged.

12.3 Assignment of South OPA. Three (3) original counterparts of the Assignment of South OPA, duly executed by Buyer and acknowledged.

12.4 Assignment of Infrastructure Rights. Three (3) original counterparts of the Assignment of Infrastructure Rights, duly executed by Buyer (and, if appropriate, acknowledged).

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12.5 Agreement Regarding Construction Obligations. Two (2) original counterparts of the Agreement Regarding Construction Obligations, duly executed by Buyer (and, if appropriate, acknowledged), and one (1) original counterpart of a memorandum of the Agreement Regarding Construction Obligations, duly executed by Buyer and acknowledged.

12.6 Infrastructure CFD Bond Disclosure Assumption Agreement. Three (3) original counterparts of the Infrastructure CFD Bond Disclosure Assumption Agreement, duly executed by Buyer (and, if appropriate, acknowledged).

12.7 RMC Lease Assignment. Two (2) original counterparts of the RMC Lease Assignment, duly executed by Buyer (and, if appropriate, acknowledged).

12.8 Other Instruments. Such other instruments and documents as are required by the terms of this Agreement (including, but not limited to, Buyer’s Closing Conditions and/or Seller’s Closing Conditions).

13. Costs and Expenses. At the Close of Escrow, Seller shall pay: (a) one-half of Escrow Holder’s fees and charges, (b) the portion of the premiums for any title insurance policy obtained by Buyer (generally, “Title Policy”) that would be charged if such Title Policy were a CLTA Policy, (c) the cost of any endorsements to the Title Policy that may be necessary to insure over any Permitted Encumbrance specific to the Land that, in Buyer’s sole discretion exercised in good faith, materially and adversely affects title to, or the development or use of, the Land, and (d) all transfer taxes and/or deed stamps payable as a result of the conveyance of title to the Land to Buyer. At the Close of Escrow, Buyer will pay: (i) one-half of Escrow Holder’s fees and charges, (ii) the portion of the premiums for the Title Policy that exceeds the premium that would be charged for a CLTA Policy, (ii) the cost of any endorsements to the Title Policy other than the endorsements described in clause (c) above, plus the cost of any joint protection policy reasonably requested by Buyer, (iii) the premiums for any separate title insurance policy insuring the lien of any mortgage, deed of trust, or other security instrument recorded against any portion of the Land at the Close of Escrow, plus the cost of any endorsements to any such title insurance policy, and (iv) all recording fees. Notwithstanding the foregoing, nothing in this Agreement shall be deemed, construed, or interpreted to require either Party to pay any of the additional transfer taxes and/or deed stamps that will be payable as a result of the conveyance of title to the Land to Buyer if the Close of Escrow is extended to a date after November 1, 2010, and Proposition N is approved and takes effect before the Close of Escrow occurs. Before the Close of Escrow is extended to a date after November 1, 2010, the Parties shall agree, in good faith, as to each Party’s obligation with respect to the additional transfer taxes and/or deed stamps that will be payable as a result of the conveyance of title to the Land to Buyer if Proposition N is approved and takes effect before the Close of Escrow occurs. Except as may be expressly provided otherwise in this Agreement, (x) each Party shall be responsible for its own expenses in connection with the negotiation and performance of this Agreement, and (y) if, as a result of no fault of Buyer or Seller, Escrow fails to close, all of Escrow Holder’s fees and charges shall be shared equally by Seller and Buyer.

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14. Prorations. The following prorations shall be made between Seller and Buyer on the Close of Escrow, computed as of the Close of Escrow:

14.1 Taxes and Assessments. General and special real and personal property taxes and other charges collected with general and special real and personal property taxes (such as assessments (including the CFD Assessments) levied by any Mello-Roos District affecting the Land (including the CFDs)) shall be prorated on the basis that Seller shall be responsible for (a) all such taxes and charges for the fiscal year of the applicable taxing authorities occurring before the Current Tax Period, and (b) that portion of such taxes and charges for the Current Tax Period determined on the basis of the number of days that have elapsed from the first day of the Current Tax Period to, but not including, the Closing Date, whether or not the same shall be payable before the Close of Escrow. If, as of the Close of Escrow, the actual tax bills for the year or years in question are not available and the amount of taxes and charges to be prorated cannot be ascertained, then rates and assessed valuation of the previous year, with known changes, shall be used, and when the actual amount of taxes and charges for the year or years in question shall be determinable, then such taxes and charges shall be re-prorated between the Parties to reflect the actual amount of such taxes and charges.

14.2 Revenues. Rentals, revenues, and other income (if any) from the Land shall be prorated as of the Closing Date to the extent actually collected (with all rentals due on or after the Closing Date being the sole property of Buyer). Delinquent rentals as of the Closing Date shall not be prorated, but when paid shall be the sole property of Buyer. To that end, Seller hereby irrevocably assigns to Buyer, as of the Closing Date, Seller’s entire right, title, and interest in and to such delinquent rentals (including the right to collect the same). With respect to any amounts due under the RMC Lease that are subject to an annual or other periodic reconciliation (including payment of real estate taxes due from the lessee), Seller and Buyer shall cooperate to complete a reconciliation as of the Closing Date. On the Closing Date, Buyer shall receive a credit for the full amount of any security deposits required under the RMC Lease, any prepaid rentals already received by Seller from the lessee under the RMC Lease, any impounds already received by Seller from such lessee attributable to periods after the Closing Date, and any other sums owed by Seller to such lessee for work or disputes that occurred prior to the Closing Date or for work to be performed or allowances to be granted to any such lessee on or after the Closing Date.

14.3 Expenses. The Parties agree that the lessee under the RMC Lease pay all service contracts and utility costs directly, so such sums shall not be prorated at the Close of Escrow.

14.4 Escrow Statement. At least one (1) day before the Close of Escrow, the Parties shall agree upon all of the prorations to be made and submit a statement to Escrow Holder (or sign a statement prepared by Escrow Holder) setting forth such prorations. In the event that any prorations, apportionments, or computations made under this Paragraph 14 shall require final adjustment, then the Parties shall make the appropriate adjustments promptly when

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accurate information becomes available and either Party shall be entitled to an adjustment to correct the same. Any corrected adjustment or proration will be paid in cash to the Party entitled thereto.

15. Disbursements and Other Actions By Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner indicated:

15.1 Prorations. Prorate all matters referenced in Paragraph 14 based upon the statement delivered into Escrow signed by the Parties.

15.2 Recording. Cause the Grant Deed, the Assignment of South OPA, the memorandum of the Agreement Regarding Construction Obligations, and any other documents that the Parties may mutually direct, to be recorded in the Official Records and conformed copies thereof, showing all recording information, to be delivered to Buyer and Seller.

15.3 Funds. Disburse from funds deposited with Escrow Holder by Buyer towards payment of all items chargeable to the account of Buyer pursuant hereto in payment of such costs (including, without limitation, the payment to Seller of the Purchase Price), and disburse the balance of such funds, if any, to Buyer.

15.4 Title Policy. Issue the Title Policy to Buyer.

15.5 Documents To Seller. Deliver to Seller one (1) original of the Assignment of Infrastructure Rights, one (1) original of the Agreement Regarding Construction Obligations, one (1) original of the Infrastructure CFD Bond Disclosure Assumption Agreement, and one (1) original of the RMC Lease Assignment, together with any other documents to be delivered to Seller hereunder.

15.6 Documents To Buyer. Deliver to Buyer one (1) original of the Assignment of Infrastructure Rights, one (1) original of the Agreement Regarding Construction Obligations, one (1) original of the Infrastructure CFD Bond Disclosure Assumption Agreement, the original FIRPTA Certificate, the original California Affidavit, and one (1) original of the RMC Lease Assignment, together with any other documents to be delivered to Buyer hereunder.

16. Seller’s Representations and Warranties. In consideration of Buyer’s execution and delivery of this Agreement, Seller hereby makes the following representations and warranties to Buyer. Where used in this Paragraph 16, the term “Seller’s knowledge”, or similar phrases, shall refer to the then current, actual knowledge of [***], without any duty of separate investigation or inquiry. Seller represents and warrants that [***] (i) are the individuals affiliated with Seller and/or Alexandria who have the primary responsibility for overseeing the ownership, management, and operation of the Land, (ii) have had such primary responsibility for overseeing the ownership, management, and operation of the Land for at least one (1) year, and (iii) are the individuals affiliated with Seller and/or Alexandria who are most knowledgeable regarding the ownership, management, and operation of the Land. Seller further represents and

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warrants that (x) a general inquiry was sent to each other individual affiliated with Seller and/or Alexandria whose current responsibilities include any material aspect of the ownership, management, or operation of the Land, and (y) no such individual reported having any current, actual knowledge of any fact that would make any representation or warranty expressly set forth in this Paragraph 16 incorrect in any material respect. Buyer hereby agrees that none of the foregoing individuals shall have or incur any personal liability for the breach of any representation or warranty in this Agreement, and that Buyer’s sole remedy for any such breach shall be an action against Seller (but only to the extent otherwise permitted under the terms and conditions of this Agreement).

16.1 Organization. Seller is a limited liability company, duly organized and existing in good standing under the laws of the State of Delaware and qualified to do business in the State of California, with its principal place of business in the State of California.

16.2 Authority. Seller has the legal right, power, and authority to enter into this Agreement and to consummate the transactions contemplated in this Agreement. The execution, delivery, and performance of this Agreement by Seller have been duly authorized and, except as may be expressly set forth otherwise in this Agreement, no other action is required to the valid and binding execution, delivery, and performance of this Agreement by Seller.

16.3 No Conflicts. Seller’s execution and delivery of this Agreement, Seller’s consummation of the transactions contemplated in this Agreement, and Seller’s compliance with the terms of this Agreement will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, (a) Seller’s formation documents, (b) any agreement (oral or written) to which Seller is a party or by which Seller is bound, (c) any applicable regulation of any Governmental Authority, or (d) any judgment, order, or decree of any court having jurisdiction over Seller.

16.4 No Preferential Rights. Except pursuant to instruments duly recorded in the Official Records, Seller has not granted any options or rights of first refusal or rights of first offer to third parties to purchase or otherwise acquire an interest in the Property that will survive the Close of Escrow.

16.5 No Material Violations. Seller has not received any written notice that the Land is in material violation or breach of, or material default under, the Master Commercial Declaration, the Environmental Covenant, the Risk Management Plan, or any Applicable Laws, and no claim based on any such violation, breach, or default is currently being asserted or pursued or, to Seller’s knowledge, currently being threatened.

16.6 Files and Documents. To Seller’s knowledge, Seller has delivered or made available to Buyer all files and documents relating to the Property in Seller’s possession or control that could have a material effect on a reasonably prudent buyer’s decision whether to buy the Property.

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16.7 No Actions. Seller has not been served with a summons or other written notice of any legal action or proceeding against or affecting any part of the Property, and no such legal action or proceeding is currently pending or, to Seller’s knowledge, currently threatened.

16.8 Leases. There are no lease or occupancy agreements affecting any portion of the Land other than the RMC Lease, and there are no third parties other than the current lessee under the RMC Lease who have any right to occupy any portion of the Land. The RMC Lease is in full force and effect, and neither Seller nor the current lessee under the RMC Lease is in material default under the RMC Lease.

16.9 Hazardous Materials. Except as may be disclosed in the Environmental Reports, Seller has not received any written notice of any violations or claims arising from Hazardous Materials with regard to the Land, and no action or proceeding based on any such violation or claim is currently being asserted or pursued or, to Seller’s knowledge, currently being threatened.

16.10 OFAC. Seller and all beneficial owners and agents of Seller (provided that this representation and warranty shall not apply to the shareholders of any of the foregoing that is a publicly traded company) currently are (a) in compliance with (and shall at all times during the term of this Agreement remain in compliance with) the OFAC Rules, (b) not listed on (and shall not during the term of this Agreement be listed on) the Blocked Persons List, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

17. Buyer’s Representations and Warranties. In consideration of Seller’s execution and delivery of this Agreement, Buyer hereby makes the following representations and warranties to Seller.

17.1 Organization. Buyer is a limited liability company, duly organized and existing in good standing under the laws of the State of Delaware and qualified to do business in the State of California, with its principal place of business in the State of California.

17.2 Authority. Buyer has the legal right, power, and authority to enter into this Agreement and to consummate the transactions contemplated in this Agreement. The execution, delivery, and performance of this Agreement by Buyer have been duly authorized and, except as may be expressly set forth otherwise in this Agreement, no other action is required to the valid and binding execution, delivery, and performance of this Agreement by Buyer.

17.3 No Conflicts. Buyer’s execution and delivery of this Agreement, Buyer’s consummation of the transactions contemplated in this Agreement, and Buyer’s compliance with the terms of this Agreement will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, (a) Buyer’s formation documents, (b) any indenture, deed of trust, mortgage, loan agreement, or other instrument or agreement (oral or written) to which Buyer is a party or by which Buyer is

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bound, (c) any applicable regulation of any Governmental Authority, or (d) any judgment, order, or decree of any court having jurisdiction over Buyer.

17.4 OFAC. Buyer and all beneficial owners and agents of Buyer (provided that this representation and warranty shall not apply to the shareholders of any of the foregoing that is a publicly traded company) currently are (a) in compliance with (and shall at all times during the term of this Agreement remain in compliance with) the OFAC Rules, (b) not listed on (and shall not during the term of this Agreement be listed on) the Blocked Persons List, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

18. Limitation on Seller’s Liability For Condition of Property.

18.1 “AS IS, WHERE IS”. Buyer acknowledges and agrees that Buyer is purchasing the Property in an “AS IS, WHERE IS” condition, without relying upon any representations or warranties, express or implied, of any kind, except as expressly set forth in Paragraph 16 above. Without limiting the above, Buyer acknowledges that neither Seller, except as expressly set forth in Paragraph 16 above, nor any other party has made any representations or warranties, express or implied, on which Buyer is relying as to any matters, directly or indirectly, concerning the Property, including, but not limited to, the dimensions of the Land, the improvements and infrastructure (if any), development rights and exactions, expenses, taxes, assessments, bonds, permissible uses, title exceptions, water or water rights, topography, utilities, zoning, soil, subsoil, drainage, environmental or building laws, rules, or regulations, Hazardous Materials, or any other matters affecting or relating to the Property.

18.2 Reliance On Buyer’s Own Investigation. Buyer acknowledges and agrees that Buyer is purchasing the Property based solely upon Buyer’s own inspection of the Land and Buyer’s own due diligence review and investigation of the Property, or the opportunity to perform such inspection, review, and investigation. Buyer further acknowledges and agrees that Seller’s cooperation with Buyer in connection with such inspection, review, and investigation shall not be construed as any warranty or representation, express or implied, of any kind with respect to the Property, or with respect to the accuracy, completeness, or relevancy of any such documents, except as expressly set forth in Paragraph 16 above.

18.3 Release; Release Exceptions. Without limiting the generality of the foregoing or any other provision of this Agreement, but subject to Seller’s express representations and warranties set forth in Paragraph 16 above, Buyer, for itself and, to the maximum extent permitted by Applicable Laws, on behalf of its Transferees with respect to any part of or interest in the Property (which, for purposes of this Paragraph 18.3, shall include any grant of occupancy rights for permanent improvements such as space leases), hereby expressly waives, releases, and relinquishes any and all Claims that Buyer or such Transferees may now or hereafter have against any Seller Party, and their respective successors and assigns, whether known or unknown, with respect to any past, present, or future presence or existence of

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Hazardous Materials at, on, about, under, or within any part of the Land or with respect to any past, present, or future violations of any Applicable Laws, now or hereafter enacted, regulating or governing the use, handling, storage, release, or disposal of Hazardous Materials at, on, about, under, or within any part of the Land, including, without limitation, (a) any and all rights Buyer or such Transferees may now or hereafter have to seek contribution from Seller under Section 113(f)(i) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.A. §9613), as the same may be further amended or replaced by any similar law, rule, or regulation, (b) any and all rights Buyer or such Transferees may now or hereafter have against Seller under the Carpenter-Presley-Tanner Hazardous Substances Account Act (California Health and Safety Code, Section 25300 et seq.), as the same may be further amended or replaced by any similar law, rule, or regulation, (c) any and all Claims, whether known or unknown, now or hereafter existing, under Section 107 of CERCLA (42 U.S.C.A. §9607), with respect to any part of the Land, and (d) any and all Claims regarding Hazardous Materials at, on, about, under, or within any part of the Land, whether known or unknown, based on nuisance, trespass, or any other common law or statutory provisions (provided, however, that the foregoing waiver and release shall not apply to any Claims that may arise as a result of any acts or omissions of any Seller Party after the Closing Date). Notwithstanding the generality of the foregoing waiver and release, until the Complete Release Date such waiver and release shall not apply to or cover any Claims arising from any of the following (“Release Exception Claims”): (i) any fraud committed by any Seller Party in connection with the transactions contemplated in this Agreement; (ii) any intentional, reckless, or grossly negligent failure or refusal by any Seller Party to deliver or make available to Buyer any files or documents relating to the Property in Seller’s possession or control that could have a material effect on a reasonably prudent buyer’s decision whether to buy the Property; (iii) any intentional, reckless, or grossly negligent violation of any Applicable Laws committed by any Seller Party with respect to the Property and/or the transactions contemplated in this Agreement; (iv) any intentional, reckless, or grossly negligent act committed by any Seller Party that results in material physical waste to the Land; or (v) any breach of a representation or warranty contained in Paragraph 16 above. If, however, Buyer has actual knowledge as of the Closing Date of the existence of any specific Release Exception Claim and Buyer nonetheless closes the transactions contemplated in this Agreement and acquires the Property, then Seller shall have no liability or obligation with respect to such specific Release Exception Claim, which shall be deemed released by Buyer upon the Close of Escrow. Buyer will not have any right to bring an action against Seller as a result of a Release Exception Claim unless and until the aggregate amount of all liability and losses arising out of such Release Exception Claim exceeds Twenty-Five Thousand Dollars ($25,000.00); provided, however, in no event will Seller’s liability for all Release Exception Claims exceed, in the aggregate, Three Million One Hundred Eighty-Five Thousand Dollars ($3,185,000.00). After the Complete Release Date, Buyer may not maintain any action based on a Release Exception Claim unless Buyer has given Seller written notice of such Release Exception Claim prior to the Complete Release Date.

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BUYER HEREBY ACKNOWLEDGES THAT IT HAS READ AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 (“SECTION 1542”), WHICH IS SET FORTH BELOW:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

BY INITIALING BELOW, BUYER HEREBY WAIVES THE PROVISIONS OF SECTION 1542 SOLELY IN CONNECTION WITH THE MATTERS THAT ARE THE SUBJECT OF THE WAIVERS AND RELEASES CONTAINED IN THIS PARAGRAPH 18.3.

Buyer’s Initials

The waivers and releases by Buyer contained in this Agreement shall survive the Close of Escrow and the recordation of the Grant Deed and will not be deemed merged into the Grant Deed upon its recordation.

19. Buyer’s Default.

19.1 LIQUIDATED DAMAGES. BUYER AND SELLER AGREE THAT, BASED ON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER’S DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES RELATING TO LOST ECONOMIC OPPORTUNITIES AND ATTORNEYS’ AND CONSULTANTS’ FEES AND EXPENSES) IF (A) SELLER FULLY PERFORMS ITS OBLIGATIONS UNDER THIS AGREEMENT, (B) BUYER DOES NOT ELECT TO TERMINATE THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 5.3, PARAGRAPH 10.3.1, OR PARAGRAPH 21, AND (C) THE TRANSACTION CONTEMPLATED IN THIS AGREEMENT DOES NOT CLOSE AS A RESULT OF A BREACH BY BUYER OF BUYER’S OBLIGATIONS UNDER THIS AGREEMENT. ACCORDINGLY, BUYER AND SELLER AGREE THAT, IN SUCH CIRCUMSTANCES, IT WOULD BE REASONABLE TO AWARD SELLER, AS SELLER’S SOLE AND EXCLUSIVE REMEDY AT LAW OR IN EQUITY (EXCEPT AS OTHERWISE PROVIDED BELOW), “LIQUIDATED DAMAGES” EQUAL TO THE DEPOSIT (EXCLUSIVE OF ANY INTEREST ACCRUED THEREON). THEREFORE, IF (X) SELLER FULLY PERFORMS ITS OBLIGATIONS UNDER THIS AGREEMENT, (Y) BUYER DOES NOT ELECT TO TERMINATE THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 5.3, PARAGRAPH 10.3.1, OR PARAGRAPH 21, AND (Z) THE TRANSACTION CONTEMPLATED IN THIS AGREEMENT DOES NOT CLOSE AS A RESULT OF A BREACH BY BUYER OF BUYER’S OBLIGATIONS UNDER THIS

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AGREEMENT, THEN SELLER MAY INSTRUCT ESCROW HOLDER TO CANCEL THE ESCROW, WHEREUPON ESCROW HOLDER SHALL IMMEDIATELY PAY SELLER THE DEPOSIT (EXCLUSIVE OF ANY INTEREST ACCRUED THEREON) AND IMMEDIATELY THEREAFTER SHALL CANCEL THE ESCROW, AND SELLER SHALL BE RELIEVED FROM ALL OBLIGATIONS AND LIABILITIES UNDER THIS AGREEMENT, EXCEPT FOR ANY SURVIVING OBLIGATIONS. THE PAYMENT OF THE DEPOSIT (EXCLUSIVE OF ANY INTEREST ACCRUED THEREON) AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676, AND 1677.

19.2 SELLER’S OTHER REMEDIES.

19.2.1 NOTHING CONTAINED IN THIS PARAGRAPH 19 SHALL SERVE TO WAIVE OR OTHERWISE LIMIT (A) SELLER’S REMEDIES OR DAMAGES FOR CLAIMS AGAINST BUYER WITH RESPECT TO ANY OBLIGATIONS OF BUYER THAT, BY THE TERMS OF THIS AGREEMENT, SURVIVE THE CLOSE OF ESCROW OR ANY TERMINATION OF THIS AGREEMENT BEFORE THE CLOSE OF ESCROW, INCLUDING, WITHOUT LIMITATION, BUYER’S INDEMNIFICATION OBLIGATIONS UNDER PARAGRAPH 9 OF THE INSPECTION AGREEMENT, OR (B) SELLER’S RIGHTS TO OBTAIN FROM BUYER ALL COSTS AND EXPENSES OF ENFORCING THE LIQUIDATED DAMAGE PROVISION CONTAINED IN PARAGRAPH 19.1 ABOVE, INCLUDING “LEGAL COSTS” PURSUANT TO PARAGRAPH 25 BELOW.

19.2.2 THE PARTIES AGREE THAT SELLER WOULD SUFFER MATERIAL INJURY OR DAMAGE NOT COMPENSABLE BY THE PAYMENT OF MONEY IF BUYER WERE TO BREACH OR VIOLATE THE CONFIDENTIALITY OBLIGATIONS UNDER THE CNDA, PARAGRAPH 11 OF THE INSPECTION AGREEMENT, OR PARAGRAPH 27 BELOW. ACCORDINGLY, NOTWITHSTANDING THE PROVISIONS OF PARAGRAPH 19.1 ABOVE, IN ADDITION TO ALL OTHER REMEDIES THAT SELLER MAY HAVE, SELLER MAY BRING AN ACTION IN EQUITY OR OTHERWISE FOR SPECIFIC PERFORMANCE TO ENFORCE COMPLIANCE WITH THE CNDA, PARAGRAPH 11 OF THE INSPECTION AGREEMENT, OR PARAGRAPH 27 BELOW, OR AN INJUNCTION TO ENJOIN THE CONTINUANCE OF ANY SUCH BREACH OR VIOLATION THEREOF.

19.3 ACKNOWLEDGMENT. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 19 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

Seller’s Initials	Buyer’s Initials

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20. BUYER’S REMEDIES. IF SELLER FAILS TO CONVEY THE PROPERTY TO BUYER IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, AND SUCH FAILURE CONSTITUTES A DEFAULT BY SELLER UNDER THIS AGREEMENT, THEN BUYER SHALL BE ENTITLED TO SEEK ALL REMEDIES AVAILABLE TO BUYER, AT LAW OR IN EQUITY, INCLUDING AN ACTION FOR EQUITABLE RELIEF. SELLER HEREBY AGREES THAT THE PROPERTY IS UNIQUE AND THAT IF SELLER FAILS TO CONVEY THE PROPERTY TO BUYER IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, AND SUCH FAILURE CONSTITUTES A DEFAULT BY SELLER UNDER THIS AGREEMENT, SUCH FAILURE COULD CAUSE IRREPARABLE HARM TO BUYER. ACCORDINGLY, SELLER AGREES THAT EQUITABLE RELIEF IS A PROPER AND FAIR REMEDY FOR SUCH FAILURE. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 20 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

Seller’s Initials	Buyer’s Initials

21. Casualty or Condemnation Before Close of Escrow. Seller shall notify Buyer of any casualty to the Land that occurs before the Close of Escrow or any condemnation proceeding that is commenced before the Close of Escrow promptly after Seller’s receipt of written notice of such casualty or condemnation proceeding. If any such casualty or condemnation proceeding relates to or may result in the loss of more than ten percent (10%) of the Land, Buyer may elect, at its option, either to: (a) terminate this Agreement, in which event all funds deposited into Escrow by Buyer shall be returned to Buyer and neither Party shall have any further rights or obligations hereunder, or (b) continue this Agreement in effect, in which event Buyer shall be entitled, upon the Close of Escrow, to any compensation, awards, or other payments or relief resulting from such casualty or condemnation proceeding and there shall be no adjustment to the Purchase Price.

22. Buyer’s Insurance Requirements. Prior to the Close of Escrow, Buyer shall maintain at all times the insurance coverages required to be carried pursuant to the Inspection Agreement. Buyer’s compliance with such insurance requirements shall in no way relieve or decrease the liability of Buyer under its indemnity obligations contained in this Agreement or the Inspection Agreement.

23. Notices. All notices, requests, approvals, demands, directions, or other communications required or permitted under this Agreement (generally, “Notices”) shall be in writing, and shall be personally delivered, sent by a reputable overnight courier service, sent by registered or certified mail (postage prepaid, return receipt requested), or sent by telecopy or facsimile and shall be deemed received upon the earlier of (a) if personally delivered or sent by

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overnight courier, the date of delivery to the address of the Party to receive such Notice, (b) if mailed, the date of delivery as shown on the sender’s registry or certification receipt, or (c) if sent by telecopy or facsimile, the date and time transmission and receipt are confirmed if such time is prior to 6:00 p.m., and the next business day if such time is after 6:00 p.m. (using the time in effect at the address of the Party to receive such Notice). A copy of any Notice sent by telecopy or facsimile also must be personally delivered or sent by reputable overnight courier service (in accordance with this Paragraph) within forty-eight (48) hours of the transmission of such Notice by telecopy or facsimile, provided that failure to deliver such copy within forty-eight (48) hours will not invalidate any Notice actually received by the Party to whom the telecopy or facsimile was addressed. All notices to Seller shall be sent to Seller’s Address with a copy to Seller’s Counsel’s Address. All notices to Buyer shall be sent to Buyer’s Address with a copy to Buyer’s Counsel’s Address. All notices to Escrow Holder shall be sent to Escrow Holder’s Address. All copies of Notices (i.e., those provided to any person or entity other than the intended addressee) shall be given as a courtesy only, and the failure or inability to deliver any courtesy copy of any Notice will not invalidate the Notice given to the intended addressee. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. Rejection, refusal to accept (including, but not limited to, intentionally disconnecting one’s telecopy or facsimile machine or otherwise preventing the receipt of a Notice sent by telecopy or facsimile), or the inability to deliver because of a changed address of which no Notice was given shall be deemed to constitute receipt of the Notice sent.

24. Brokers. Seller shall cause to be paid to Seller’s Broker and Buyer’s Broker a commission in an amount agreed upon by Seller and Brokers pursuant to a separate agreement. Buyer represents to Seller that Buyer has not dealt with any broker, finder, or intermediary in connection with this transaction other than Buyer’s Broker, and Seller represents to Buyer that Seller has not dealt with any broker, finder, or intermediary in connection with this transaction other than Seller’s Broker. Buyer agrees to indemnify and hold harmless Seller from any Claims in connection with an assertion by any person for a real estate broker’s commission, finder’s fee, or other compensation based upon any statement, representation, or agreement of Buyer, and Seller agrees to indemnify and hold Buyer harmless from any such Claims based upon any statement, representation, or agreement of Seller. Each Party’s obligations set forth in this Paragraph shall survive the termination of this Agreement and Escrow before the Close of Escrow.

25. Legal Costs. Should either Party institute any action or proceeding against the other Party, by reason of or alleging the failure of the other Party to comply with any or all of its obligations under this Agreement, whether for declaratory or other relief, then the Party that prevails in such action or proceeding shall be entitled, in addition to any other recovery or relief, to its reasonable attorneys’ fees and expenses and consultant and expert fees and expenses related thereto (whether at the administrative, trial, or appellate levels) (“Legal Costs”). Any judgment, order, or award entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs and consultant and expert fees and expenses incurred in enforcing, perfecting, and executing such judgment. A Party shall be deemed to have

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prevailed in any such action or proceeding (without limiting the generality of the foregoing) if such action or proceeding is dismissed upon the payment by the other Party of the sums allegedly due or the performance of obligations allegedly not complied with, or if such Party obtains substantially the relief sought by it in the action or proceeding, irrespective of whether such action or proceeding is prosecuted to judgment. As used in this Agreement, the term “Legal Costs” shall include, without limitation, attorneys’ and experts’ fees, costs, and expenses incurred in the following: (a) post judgment motions and appeals; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examinations; (d) discovery; and (e) bankruptcy litigation. For purposes of this Agreement, reasonable fees of any in-house counsel for Seller or Buyer shall be based on the fees regularly charged by outside counsel for Seller or Buyer, as applicable, with an equivalent number of years of professional experience in the subject matter area of the law for which Seller’s or Buyer’s in-house counsel services were rendered. This Paragraph shall survive any termination of this Agreement before the Close of Escrow and shall also survive the recordation of the Grant Deed and the Close of Escrow and shall not be deemed merged into the Grant Deed upon its recordation.

26. Transfers.

26.1 Prohibition On Buyer’s Right To Transfer. Prior to the Close of Escrow, Buyer shall not Transfer its rights and/or obligations under this Agreement without the written consent of Seller, which consent Seller may withhold in Seller’s reasonable discretion. Notwithstanding the foregoing, Buyer shall have the right to Transfer all (but not part) of Buyer’s rights and obligations under this Agreement to any Affiliate of Buyer. At least ten (10) days before the closing date of the proposed Transfer, Buyer shall deliver to Seller an originally executed assumption agreement from the Transferee in form and substance reasonably acceptable to Seller under which the Transferee assumes all of the obligations of Buyer under this Agreement. Except as specifically set forth above, any attempt by Buyer to Transfer its rights and/or obligations under this Agreement without the written consent of Seller shall be voidable at Seller’s option. No permitted Transfer shall relieve, alter, or release the assigning party from its primary liability under this Agreement without the written consent of Seller, which consent Seller may withhold in Seller’s reasonable discretion.

26.2 Transfers By Seller. Seller shall not Transfer its rights and/or obligations under this Agreement without the written consent of Buyer, which consent Buyer may withhold in Buyer’s reasonable discretion.

27. Confidentiality.

27.1 Generally. The Parties acknowledge that all correspondence and communications between Seller and Buyer concerning information that is or becomes part of this Agreement is confidential and shall be subject to the terms and conditions of the CNDA; provided, however, notwithstanding the terms and conditions of the CNDA, either Party may disclose such information (i) to their respective attorneys, accountants, lenders, prospective

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lenders, partners, prospective partners, contractors, sub-contractors, consultants, sub-consultants, architects, (ii) to the extent required by law (including any filing or disclosure requirements of any Governmental Authority), and (iii) upon written approval of the other Party (not to be unreasonably withheld). In addition, after the Close of Escrow, Buyer may disclose such information to any prospective purchaser of any portion of the Property, provided such prospective purchaser has entered into (x) a written letter of intent, memorandum of understanding, or other agreement or understanding for the purchase of such portion of the Property, and (b) a written non-disclosure agreement that contains confidentiality and non-disclosure provisions substantially similar to the confidentiality and non-disclosure provisions in the CNDA.

27.2 Confidential Information. In addition to the confidentiality obligations set forth in Paragraph 27.1 above, Buyer shall handle all Confidential Information in compliance with the CNDA and Paragraph 11 of the Inspection Agreement, as applicable.

27.3 Survival. The terms, covenants, and conditions contained in this Paragraph 27 shall survive any termination of this Agreement and Escrow before the Close of Escrow.

28. Additional Covenants and Agreements.

28.1 CFDs.

28.1.1 Formation of CFDs; CFD Assessments. On January 11, 2000, the Redevelopment Agency approved the formation of the Maintenance CFD and the Infrastructure CFD. Buyer acknowledges that, pursuant to the CFDs, a lien of special tax has been established with respect to the Land. Nothing herein shall be deemed to require Seller to reimburse Buyer for any CFD Assessments or any other taxes or public or private assessments that may be owing with respect to the Property after the Close of Escrow, all of which shall be the sole responsibility of Buyer.

28.1.2 Section 53341.5 Acknowledgment. Prior to Buyer’s execution and delivery of this Agreement, Buyer delivered to Seller acknowledgments (the “Notices of Special Tax”) confirming that Buyer has been advised of the terms and conditions of the CFDs, including that the Land is subject to the CFD Assessments. Copies of the executed Notices of Special Tax are attached hereto as Exhibit L.

28.2 Construction Obligations. Buyer acknowledges that the Land is part of the South Project Area, and acknowledges that if construction of the Project is not commenced and completed with reasonable diligence, or if there is a material delay in its commencement and completion, such an event or delay may have a material adverse effect on the timely development of other portions of the South Project Area. In order to allocate the burdens of such a material adverse effect, Master Developer and Seller executed, delivered, and recorded the Existing Construction Agreement, which covers and encumbers the Land. Prior to the Close of

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Escrow, the Parties shall reasonably negotiate between themselves as to the terms and conditions of an agreement (the “Agreement Regarding Construction Obligations”) that will specify each Party’s responsibility for any obligations that may arise or accrue under the Existing Construction Agreement after the Close of Escrow. The terms and conditions of the Agreement Regarding Construction Obligations shall be reasonably acceptable to each Party, and a memorandum of the Agreement Regarding Construction Obligations shall be recorded in the Official Records as of the Close of Escrow.

28.3 Environmental Inquiry. Buyer acknowledges that Seller has made available to Buyer, for Buyer’s inspection, a copy of all of the Environmental Reports.

28.4 Environmental Covenant Disclosure. Buyer acknowledges that Buyer received and reviewed, before the Termination Deadline, a copy of the Environmental Covenant. Buyer acknowledges that the Land is subject to the Environmental Covenant, and Buyer hereby covenants to comply with such Environmental Covenant from and after the Close of Escrow. Without limiting the generality of the foregoing, the Environmental Covenant requires all Owners and Occupants (as therein defined) to include the following statement in all purchase agreements or leases relating to the Property:

“(i) The land described herein may contain hazardous materials in soils and in the ground water under the property, and is subject to the following deed restrictions (collectively, the “Covenant and Restriction”): (A) Covenant and Environmental Restriction on Property dated as of February 23, 2000, and recorded in the Official Records on March 21, 2000, as Document No. 2000-G748552-00, Reel H598, Image 172 (affects Parcel One of the Land), and (B) Covenant and Environmental Restriction on Property dated as of February 3, 2000, and recorded in the Official Records on March 21, 2000, as Document No. 2000-G748551-00, Reel H598, Image 171 (affects Parcel Two of the Land). The Covenant and Restriction imposes certain covenants, conditions, `and restrictions on usage of the property described herein. This statement is not a declaration that a hazard exists.

(ii) In all future leases, licenses, permits, or other agreements between, on the one hand, an Owner or Occupant, and, on the other hand, another entity, which authorizes such entity to undertake or to engage in activities that are subject to one or more requirements set forth in the Risk Management Plan (RMP), the contracting Owner or Occupant will provide a copy of the RMP or its relevant provisions prior to execution of such agreements and ensure that such agreements contain covenants that (a) such entity will comply with the RMP (to the extent the RMP applies to the

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entity’s activities); (b) such entity will obligate other entities with which it contracts for construction, property maintenance or other activities which may disturb soil or groundwater to comply with the applicable provisions of the RMP; and (c) such entity (and the entities with which it so contracts) will refrain from interfering with Owner’s or Occupant’s compliance with the RMP.

(iii) In all agreements between an Owner and another entity providing for access to the Property for the purpose of environmental mitigation, monitoring or remediation (“Environmental Responses”) by such entity, the Owner will provide that entity with a copy of the RMP prior to execution of such agreement and ensure that such agreements contain covenants by the entity that the entity will (a) comply with the RMP (to the extent the RMP applies to the entity’s activities); and (b) obligate any person or company with which it contracts for Environmental Response that may disturb soil or groundwater to comply with the applicable provisions of the RMP.

(iv) The Owner will provide a copy of the RMP to any of its Transferees of a fee interest in all or any portion of the Property. The Owner will provide notice of the transfer and a map of the Mission Bay Development Area that delineates the parcel transferred to both the Board and the San Francisco Department of Public Health within 30 days after the transfer.”

28.5 San Francisco Soils Analysis Disclosure. Buyer acknowledges and understands that the Land is located in an area of the City subject to the requirements of Article 20 of the San Francisco Public Works Code and Article 22A of the San Francisco Health Code, and in accordance with the requirements of Section 1233 of the San Francisco Health Code, Buyer hereby acknowledges receipt of a summary of such Articles, a copy of which is attached hereto as Exhibit I-1.

28.6 Natural Hazards Disclosure. Buyer acknowledges that Seller has made available to Buyer, for Buyer’s inspection, a copy of the Natural Hazards Statement.

28.7 Project Labor Agreement. Buyer acknowledges that Buyer received and reviewed, before the Termination Deadline, a copy of the Project Labor Agreement. Buyer also acknowledges that: (a) the Land is Covered Property; and (b) the parties to the Project Labor Agreement agreed, to the fullest extent possible, to award all construction contracts for Covered Work to unionized construction firms, and further agreed to require, as a condition of any sale, conveyance, ground lease, or donation of any Covered Property, that any Covered Successor shall require any contractors to which the Covered Successor contracts Covered Work to sign

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and become a party to the Project Labor Agreement through the execution and delivery of a Successor Project Labor Agreement. Accordingly, at the Close of Escrow, Buyer shall execute and deliver to Seller an Agreement Regarding Successor Project Labor Agreement, pursuant to which Buyer (on behalf of all Covered Successors with respect to the Land) shall agree to require any contractors to which Covered Work is contracted to sign and become a party to the Project Labor Agreement through the execution and delivery of a Successor Project Labor Agreement.

28.8 Transactions With Tax Exempt Entities. Seller is obligated, pursuant to the terms and conditions of the Vesting PSA and a covenant contained in the Vesting Deed, to include in all agreements for the Transfer of all or any portion of the Land a contractually binding provision substantially in the form of Paragraphs 28.8.1 through 28.8.6 below (or such other provision as may be reasonably approved by the Redevelopment Agency and the City).

28.8.1 Transfers To Tax Exempt Entities. Buyer, on behalf of itself and its successors in title to all or any portion of the Land, agrees that during the term of the South OPA Buyer will not Transfer all or any portion of the Land to any entity for any use that is or could be exempt from property taxation (“Tax Exempt Entity”) without first obtaining: (a) from the Tax Exempt Entity a binding contractual commitment (a “PILOT Agreement”), in form and substance reasonably satisfactory to the Infrastructure Developer, the Redevelopment Agency, and the City, obligating such Tax Exempt Entity to make a payment in lieu of taxes equal to the full amount of the property taxes that would have been assessed against the applicable portion of the Land notwithstanding such ownership by a Tax Exempt Entity, or (b) the written consent of the Infrastructure Developer, the Redevelopment Agency, and the City, in their respective sole discretion.

28.8.2 Grants of Occupancy Rights To Tax Exempt Entities. Buyer, on behalf of itself and its successors in title to all or any portion of the Land, agrees that during the term of the South OPA Buyer will not grant a Tax Exempt Entity any occupancy rights for any new or existing permanent improvements (such as space leases) where, as the result of the occupancy, all or any portion of the improvements will be or could be exempt from property taxation unless: (a) the Tax Exempt Entity enters into a binding PILOT Agreement, in form and substance reasonably satisfactory to the Infrastructure Developer, the Redevelopment Agency, and the City, obligating such Tax Exempt Entity to make a payment in lieu of taxes equal to the amount by which the property taxes assessed against the Land may be reduced as a result of such occupancy by a Tax Exempt Entity, (b) the occupancy agreement expressly states that (i) Buyer shall be responsible for the payment of all property taxes allocable to the portion of the improvements occupied by the Tax Exempt Entity, (ii) no part of the property taxes assessed against the Property shall be payable or reimbursable by the Tax Exempt Entity, and (iii) the Tax Exempt Entity irrevocably waives any right to claim any exemption from property taxation with respect to the Property, (iii) Buyer enters into a binding PILOT Agreement, in form and substance reasonably satisfactory to the Infrastructure Developer, the Redevelopment Agency, and the City, obligating Buyer to continue paying the full amount of the property taxes assessed against the Land or to make a payment in lieu of taxes equal to the amount by which the property

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taxes assessed against the Land may be reduced as a result of such occupancy by a Tax Exempt Entity, or (iv) Buyer obtains the written consent of the Infrastructure Developer, the Redevelopment Agency, and the City, in their respective sole discretion.

28.8.3 Exceptions. The foregoing restriction shall not apply to (i) any Transfer of common areas to a non-profit owners’ association or similar entity or association formed to manage, own, operate, and/or maintain such common areas, or (ii) any Transfer to a natural person eligible for a partial exemption from property taxes solely on the basis of such person’s entitlement to a homeowners’ exemption or disabled veteran’s exemption.

28.8.4 No Adjustments To Base Year Value. Buyer and Seller each hereby agrees not to request an adjustment to the “Base Year Value” for the South Project Area as a result of any Transfer permitted under this Agreement to any entity for a Tax Exempt Use. For purposes hereof, the term “Base Year Value” means the aggregate assessed value of property within the South Project Area on the assessment roll last equalized prior to the effective date of the ordinance adopting the Redevelopment Plan, and the term “last equalized” has the meaning set forth in Section 2052 of the California Revenue and Taxation Code.

28.8.5 Inclusion In Future Agreements. Buyer shall include in all agreements for the Transfer of all or any portion of the Land a contractually binding provision substantially in the form of this Paragraph 28.8 (or such other provision as may be reasonably approved by the Redevelopment Agency and the City).

28.8.6 Survival. Buyer’s obligations under this Paragraph 28.8 shall survive the recordation of the Grant Deed and the Close of Escrow and shall not be deemed merged into the Grant Deed upon its recordation.

28.8.7 Recorded PILOT. In order to impose against the Land the covenants and agreements set forth in the preceding Paragraphs 28.8.1 through 28.8.4, Seller and FOCIL, with the consent and agreement of the Redevelopment Agency, have entered into the Tax Payment Agreement. Buyer expressly acknowledges that Buyer has received and, before the Termination Deadline, Buyer will have reviewed, such Tax Payment Agreement.

28.9 Excavation Costs. Buyer acknowledges and agrees that Buyer has the sole responsibility and liability, at Buyer’s sole cost, for developing and constructing the Project in accordance with all Applicable Laws. Without limiting the foregoing, if Buyer’s development of the Project generates excess soil that cannot be re-used on the Property, either because such re-use would be inconsistent with the provisions of the RMP or for geotechnical reasons, Buyer shall be responsible, at Buyer’s sole cost, for transporting and disposing of such excess soil off-site.

28.10 Master Association and TMA. Without limiting the generality of the foregoing provisions of this Paragraph 28, Buyer acknowledges that the Land is included within the property covered by the Master Commercial Declaration and that the owner of the Land is

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obligated to participate in the TMA. Buyer further acknowledges that the Land will be subject to the covenants, conditions, and restrictions contained in the Master Commercial Declaration and to participation in the Master Association and the TMA, and that Buyer will be responsible for all assessments that may be owing with respect to the Land following the Close of Escrow with respect to the Master Association and the TMA.

28.11 Infrastructure CFD Bond Disclosure Certificates. Buyer acknowledges that the Infrastructure CFD Bond Disclosure Certificates require various ARE Parties to provide semiannual and annual reports and notices of significant events to the Redevelopment Agency of the character described in Section 3 and Section 4 of the Infrastructure CFD Bond Disclosure Certificates. Buyer shall assume all continuing disclosure obligations under the Infrastructure CFD Bond Disclosure Certificates that apply to the Land by executing and delivering an assumption agreement (the “Infrastructure CFD Bond Disclosure Assumption Agreement”), that contains terms substantially similar to those in the Infrastructure CFD Bond Disclosure Certificates and that otherwise qualifies as an “Assumption Agreement” (as defined in the Infrastructure CFD Bond Disclosure Certificates).

29. Compliance With Development Entitlements.

29.1 Generally. Buyer acknowledges that Buyer received and reviewed, before the Termination Deadline, copies of the Development Entitlements (including, without limitation, the RMP and the Environmental Covenant). Buyer also acknowledges that Buyer will be responsible following the Close of Escrow for all fees and costs related to the development of the Project in accordance with the Development Entitlements and all Applicable Laws.

29.2 Diversity Program. Without limiting the generality of Paragraph 29.1 above, Buyer acknowledges that Buyer received and reviewed, before the Termination Deadline, copies of the Program in Diversity/Economic Development Program, which is set forth in Attachment H to the South OPA (the “Diversity Program”). Buyer also acknowledges that (i) the Diversity Program provides for the arbitration of certain disputes under the circumstances set forth in the Diversity Program, and (ii) Schedule 4, Section I.C of the Diversity Program references the City-wide “First Source Hiring Program” (FSHP) adopted by the City and County of San Francisco August 3, 1998, and codified at San Francisco Administrative Code Sections 83.1-83.1(8). The FSHP is designed to identify entry-level positions associated with employees engaged in construction work for certain commercial development projects and to provide first interview opportunity to graduates of city-sponsored training programs. Buyer further acknowledges that Buyer’s activities with respect to the Property are or may be subject to the FSHP, and that the FSHP and the Diversity Program may impose obligations on Buyer, including good faith efforts to meet requirements and goals regarding interviewing, recruiting, hiring, and retention of certain individuals.

29.3 Non-Discrimination. Without limiting the generality of Paragraph 29.1 above, Buyer acknowledges that the South OPA expressly provides that there shall be no

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discrimination against or segregation of persons or groups of persons or any employee or applicant for employment on account of race, color, creed, religion, national origin, ancestry, sex, marital or domestic partner status, familial status, lawful source of income (as defined in Section 3304 of the San Francisco Police Code), gender identity, sexual orientation, age, or disability (including, without limitation, HIV/AIDS status) in the sale, lease, sublease, transfer, use, occupancy, tenure, or enjoyment of the Property. All deeds, leases, or contracts for the sale, lease, sublease, or other transfer of all or any portion of the Property are required to contain the foregoing nondiscrimination and nonsegregation provision.

29.4 Mitigation Measures. Without limiting the generality of Paragraph 29.1 above, Buyer acknowledges that Buyer received and reviewed, before the Termination Deadline, the applicable mitigation measures of the South OPA, which are set forth in Attachment L to the South OPA. Buyer also acknowledges that Buyer will be responsible following the Close of Escrow for complying with and doing all things necessary to perform the obligations of Owner (as therein defined) pertaining to the Land.

30. 1031 Exchange. At its option, either Seller or Buyer may structure this transaction as an Exchange. If either Party shall elect to undertake an Exchange, the following terms shall apply, as may be applicable:

(a) The exchanging Party (“Exchanging Party”) shall give written notice to the other Party and Escrow Holder not later than seven (7) business days prior to the Closing Date of its intention to structure this transaction as an Exchange;

(b) The Exchanging Party may assign (in part or in whole) its right in this Agreement, as well as the transfer of its interest in the Property, to an exchange accommodator or an exchange accommodation titleholder (either, an “Accommodator”) selected by the Exchanging Party, and may add the Accommodator as an additional party to the Escrow, provided that (i) such assignment shall not release the Exchanging Party of sole responsibility for its representations, warranties, undertakings, covenants, indemnities, and obligations hereunder, (ii) the non-Exchanging Party shall not be required to take an assignment of the purchase agreement for any other property or be required to acquire or hold title to any other property for purposes of consummating any such Exchange, and (iii) all conveyance documents to be delivered at the Close of Escrow shall be directly between Buyer and Seller;

(c) Buyer and Seller agree to reasonably cooperate with one another in connection with any Exchange, including the execution of documents for such Exchange (including, but not limited to, escrow instructions and amendments to escrow instructions);

(d) The non-Exchanging Party shall in no way be obligated to pay any escrow costs, brokerage commissions, title charges, survey costs, recording costs or other charges incurred with respect to any other property in connection with any Exchange;

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(e) The Close of Escrow shall not be contingent upon or otherwise subject to the consummation of any Exchange;

(f) Escrow shall timely close in accordance with the terms of this Agreement notwithstanding any failure, for any reason, of the Exchanging Party to consummate any such Exchange; provided, however, that the Exchanging Party shall have a one-time right to extend the Closing Date for up to thirty (30) days in order to complete such Exchange by delivering written notice to Escrow Holder and the non-Exchanging Party at least seven (7) business days prior to the Closing Date;

(g) The non-Exchanging Party shall have no responsibility or liability to any third party involved in any Exchange, and the Exchanging Party shall indemnify and defend the non-Exchanging Party and hold the non-Exchanging Party harmless against any and all claims, damages, liabilities, losses, costs and expenses, including, without limitation, attorneys’ fees and costs, arising out of or in any way connected with any Exchange that the non-Exchanging Party would not have incurred but for such Exchange, including, but not limited to, any liabilities, losses, costs, or expenses incurred or sustained by the non-Exchanging Party in the event the non-Exchanging Party is audited or questioned in connection with such Exchange;

(h) The non-Exchanging Party shall not be required to make any representations or warranties, to assume any obligations, or to spend any out-of-pocket sum in connection with any Exchange; and

(i) All representations, warranties, undertakings, covenants, indemnities, and obligations of the Parties to each other, whether set forth in this Agreement or otherwise existing at law or at equity, shall inure to the benefit of the Parties, notwithstanding any Exchange.

31. Miscellaneous.

31.1 Survival of Covenants. In addition to the provisions otherwise expressly set forth in this Agreement, (a) the representations and warranties of Buyer and Seller set forth in this Agreement, and (b) all covenants made by Buyer and Seller in this Agreement pursuant to which Buyer and Seller, by the terms of such covenants, will have continuing rights or obligations under this Agreement following the Close of Escrow shall survive the recordation of the Grant Deed and the Close of Escrow and shall not be deemed merged into the Grant Deed upon its recordation; provided, however, that the representations and warranties of Seller set forth in this Agreement shall remain operative and shall survive the Close of Escrow and the recordation of the Grant Deed only until the Complete Release Date, and no action or claim based thereon shall be commenced after the Complete Release Date (unless, prior to the Complete Release Date, Buyer has given Seller written notice of a Release Exception Claim based on a breach of a representation or warranty of Seller set forth in this Agreement).

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31.2 No Other Offers. From the Effective Date through the Termination Deadline, and thereafter until the Closing Date, Seller shall not solicit or accept any offers, whether or not binding, regarding the Property; provided, however, that the foregoing restriction shall no longer apply upon the termination of this Agreement in accordance with its terms.

31.3 Required Actions of Buyer and Seller. Buyer and Seller agree to execute such instruments and documents and to undertake such actions as may be required in order to consummate the purchase and sale of the Property and shall use good faith efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

31.4 Time of Essence. Time is of the essence of each and every term, condition, obligation, and provision hereof. All references herein to a particular time of day shall be deemed to refer to the time in effect in San Francisco, California.

31.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute a single agreement with the same effect as if all Parties had signed the same signature page. Any signature page from any counterpart of this Agreement , signed only by one Party, may be detached from such counterpart and re-attached to any other counterpart of this Agreement that has a signature page signed only by another Party, without impairing the legal effect of any of the signatures.

31.6 Captions. Any captions to, or headings of, the Paragraphs or subparagraphs of this Agreement are solely for the convenience of the Parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or of any provision of this Agreement.

31.7 No Obligations To Third Parties. Except as may be expressly provided otherwise in this Agreement, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the Parties, to any person or entity other than the Parties.

31.8 Exhibits. The Attachments and Exhibits attached to this Agreement are hereby incorporated herein by this reference for all purposes.

31.9 Amendment To Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the Parties.

31.10 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or of any other provision of this Agreement.

31.11 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

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31.12 Fees and Other Expenses. Except as may be expressly provided otherwise in this Agreement, each Party shall pay its own fees and expenses in connection with this Agreement.

31.13 Partial Invalidity. If any portion of this Agreement as applied to either Party or to any circumstances shall be adjudged by a court to be void or unenforceable, such portion shall be deemed severed from this Agreement and shall in no way effect the validity or enforceability of any remaining portion of this Agreement.

31.14 Successors and Assigns. Subject to the provisions of Paragraph 26 above, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties.

31.15 Independent Counsel. Buyer and Seller each acknowledge that: (a) they have been represented by independent counsel in connection with this Agreement; (b) they have executed this Agreement with the advice of such counsel; and (c) this Agreement is the result of negotiations between the Parties and the advice and assistance of their respective counsel. The fact that this Agreement was prepared by Seller’s counsel as a matter of convenience shall have no import or significance. Any uncertainty or ambiguity in this Agreement shall not be construed against Seller because Seller’s counsel prepared this Agreement in its final form.

31.16 Deadlines. If the last day of any period to give notice, reply to a notice, or undertake any other action under this Agreement occurs on a Saturday, Sunday, or state holiday, then the last day for such action shall be the next succeeding day that is not a Saturday, Sunday, or state holiday.

31.17 Extension of Time. A delay in the completion of any obligation under this Agreement as a result of an Unavoidable Delay shall extend the deadline for completion of such obligation for the period of the Unavoidable Delay, provided that (a) if the Party seeking to rely upon such provisions shall fail to give notice to the other Party of such Unavoidable Delay and the cause or causes thereof, to the extent known, within three (3) business days after obtaining knowledge of the beginning of the delay, the period of any Unavoidable Delay shall be reduced for the period of time prior to the delivery of such notice, (b) the period of any Unavoidable Delay shall also be reduced by any portion of such delay resulting from the failure of the Party claiming the Unavoidable Delay to act diligently and in good faith to avoid foreseeable delays in performance, and to remove the cause of the delay or to develop a reasonable alternative means of performance, and (c) the total extension for all Unavoidable Delays shall not exceed sixty (60) days.

31.18 Entire Agreement. This Agreement, the Inspection Agreement, and the CNDA supersede any prior agreements, negotiations, and communications, oral or written, including the Letter of Intent dated August 13, 2010, and any other letter of intent or memorandum of understanding previously executed by the Parties to this Agreement (if any), and contains the entire agreement between Buyer and Seller as to the subject matter of this

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Agreement, the Inspection Agreement, and the CNDA. No subsequent agreement, representation, or promise made by either Party, or by or to an employee, officer, agent, or representative of either Party, shall be of any effect unless it is in writing and executed by the Party to be bound thereby.

[ REMAINDER OF PAGE INTENTIONALLY BLANK;

SIGNATURES ON NEXT PAGE ]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above.

“Seller”	ARE-SAN FRANCISCO NO. 22, LLC, a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, Managing Member

		By:	ARE-QRS CORP., a Maryland corporation, General Partner

By: /s/ Eric S. Johnson
Print Name: Eric S. Johnson
Print Title: Vice President Real Estate Legal Affairs

“Buyer”	BAY JACARANDA NO. 3334, LLC, a Delaware limited liability company

	By:	Bay Jacaranda Holdings, LLC, a Delaware limited liability company, Its Sole Member

		By:	salesforce.com, inc., a Delaware corporation, Its Sole Member

/s/ David Schellhase
By: David Schellhase
Title: Executive Vice President, Legal

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Acceptance By Escrow Holder:

The undersigned hereby acknowledges that they have received originally executed counterparts or a fully executed original of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the “Agreement”) and agrees to act as Escrow Holder thereunder and to be bound by and perform the terms thereof as such terms apply to Escrow Holder.

The undersigned hereby agrees to use commercially reasonable efforts to keep confidential the existence and contents of, and the parties to, the Agreement, and shall not disclose any such information to any third party, except to the extent a disclosure is reasonably necessary (i) for Escrow Holder to enforce its rights or defend itself in connection with the Agreement; (ii) for submissions to any local, state, or federal regulatory body; or (iii) for compliance with a valid order of a court or other governmental body having jurisdiction, or any law, statute, or regulation, provided that, in the event of a disclosure under clause (iii) above, Escrow Holder use commercially reasonable efforts to give the parties to the Agreement reasonable prior written notice of such required disclosure in order to permit such parties to seek confidential treatment of, or a protective order preventing or limiting the disclosure or use of, the information to be disclosed.

Dated: October , 2010	FIRST AMERICAN TITLE INSURANCE COMPANY

By:

Print Name:
Its: Authorized Agent

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ATTACHMENT 1

BUYER’S CLOSING CONDITIONS

All initially capitalized terms not expressly defined when used in this Attachment 1 shall have the meanings given to such terms in the Agreement.

1. Condition of Land. Subject to the provisions of Paragraph 21 of the Agreement, the condition of the Land shall be substantially the same as of the Close of Escrow as on the Effective Date, except for reasonable wear and tear and any damages due to any act of any Buyer Party or any of Buyer’s Agents.

2. Condition of Title. The Title Company shall be committed to issue at the Close of Escrow, upon payment of its regularly scheduled premium, an ALTA Policy, in the amount of the Purchase Price showing title to the Land vested in Buyer, subject only to the Permitted Encumbrances.

3. Seller’s Obligations. Seller shall have performed all of the covenants, undertakings, and obligations to be performed by Seller pursuant to this Agreement at or before the Close of Escrow. In addition, each Seller Party shall have performed all of the covenants, undertakings, and obligations to be performed by such Seller Party pursuant to any other contract or agreement with any Buyer Party, and all of the conditions to the obligation of such Buyer Party to perform fully under such other contract or agreement shall have been satisfied or waived.

4. Seller’s Representations and Warranties. Seller’s representations and warranties in Paragraph 16 of the Agreement shall be true and correct as of the Close of Escrow.

5. South Redevelopment Plan / South OPA. Any conditions set forth in the South Redevelopment Plan and/or the South OPA to the transfer of the Property from Seller to Buyer shall have been satisfied, and the Redevelopment Agency shall have delivered the Assignment of South OPA to Buyer or Escrow Holder, duly executed by the Redevelopment Agency and acknowledged. In addition, Seller shall have provided to the Redevelopment Agency any other agreements that the Redevelopment Agency may reasonably require in connection with the transfer of the Property from Seller to Buyer.

6. Acquired Square Footage / Tower Rights / Parking Rights. Seller shall have provided to Buyer and/or the Master Developer any information, agreements, and/or undertakings that may be reasonably necessary to comply with the Master Developer Covenant and/or the Vesting Covenant, or to amend, restate, replace, or supplement the Master Developer Covenant and/or the Vesting Covenant as they apply to the Land, and shall have executed any other documents that Buyer may reasonable require, in order (i) to transfer the Acquired Square Footage, the Acquired Tower Rights, and the Acquired Parking Rights from Seller to Buyer,

ATTACHMENT 1

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(ii) to give Property Owner the right to Convey to any Other SFDC Owner any part of the Acquired Square Footage (or any part of the Other SFDC Square Footage previously Conveyed to Property Owner), (iii) to give any Other SFDC Owner the right to Convey to Property Owner any part of the Other SFDC Square Footage (or any part of the Acquired Square Footage previously Conveyed to such Other SFDC Owner), (iv) to give Property Owner the right to Convey to any Other SFDC Owner any part of the Acquired Tower Rights (or any part of the Other SFDC Tower Rights previously Conveyed to Property Owner), and (v) to give any Other SFDC Owner the right to Convey to Property Owner any part of the Other SFDC Tower Rights (or any part of the Acquired Tower Rights previously Conveyed to such Other SFDC Owner). Seller also shall have caused any other ARE Owners that will own property after the Close of Escrow within “Height Zone 5” (as defined in the South Design for Development) to provide to Buyer and/or the Master Developer any information, agreements, and/or undertakings that may be reasonably necessary to ensure that Buyer may exercise the Acquired Tower Rights upon the Close of Escrow.

7. Seller’s Covenant. Seller shall have caused the other ARE Owners to provide to Buyer written covenants that are substantively identical to the covenants contained in Paragraphs 7.1.3, 7.1.4(a), and 7.1.5(a) of the Agreement.

8. Infrastructure Rights. Seller shall have provided to Buyer and/or the Infrastructure Developer any information, agreements, and/or undertakings that may be reasonably necessary to cause the Infrastructure Developer to consent to the Assignment of Infrastructure Rights (which consent shall include an agreement from the Infrastructure Developer that, after the Close of Escrow, Infrastructure Developer’s obligations with respect to the Infrastructure Rights shall be direct obligations to Buyer).

9. Construction Obligations. Seller and Buyer shall have agreed to the terms and conditions of the Agreement Regarding Construction Obligations.

10. RMC Lease. Seller shall have obtained and delivered to Buyer an original estoppel certificate executed on behalf of the current lessee under the RMC Lease, which estoppel certificate shall be in form and substance reasonably satisfactory to Buyer. In addition, Seller shall have deposited into the Escrow a written assignment of the RMC Lease to Buyer (the “RMC Lease Assignment”).

11. No Moratoria. No moratorium, statute, regulation, ordinance, or federal, state, or local legislation, and no order, judgment, ruling, or decree of any Governmental Authority, shall have been enacted, adopted, issued, entered, or pending that would materially and adversely affect Buyer’s intended use of the Property.

12. No Bankruptcy. No action or proceeding shall have been commenced by or against Seller under the federal bankruptcy code or any state law for the relief of debtors or for

ATTACHMENT 1

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the enforcement of the rights of creditors, and no attachment, execution, lien, or levy shall have attached to or been issued with respect to any portion of the Property.

ATTACHMENT 1

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ATTACHMENT 2

SELLER’S CLOSING CONDITIONS

All initially capitalized terms not expressly defined when used in this Attachment 2 shall have the meanings given to such terms in the Agreement.

1. Buyer’s Obligations. Buyer shall have performed all of the covenants, undertakings, and obligations to be performed by Buyer pursuant to this Agreement at or before the Close of Escrow (including, but not limited to, the obligation to deposit with Escrow Holder all funds required under this Agreement). In addition, each Buyer Party shall have performed all of the covenants, undertakings, and obligations to be performed by such Buyer Party pursuant to any other contract or agreement with any Seller Party, and all of the conditions to the obligation of such Seller Party to perform fully under such other contract or agreement shall have been satisfied or waived.

2. Buyer’s Representations and Warranties. Buyer’s representations and warranties in Paragraph 17 of the Agreement shall be true and correct as of the Close of Escrow.

3. South Redevelopment Plan / South OPA. Any conditions set forth in the South Redevelopment Plan and/or the South OPA (i) to the transfer of the Property from Seller to Buyer, and (ii) to the release of Seller from any obligations under the South Redevelopment Plan and/or the South OPA applicable to the Property, shall have been satisfied, and the Redevelopment Agency shall have delivered the Assignment of South OPA to Seller or Escrow Holder, duly executed by the Redevelopment Agency and acknowledged. In addition, Buyer shall have provided to the Redevelopment Agency any other information, agreements, and/or undertakings that the Redevelopment Agency may reasonably require in connection with the transfer of the Property from Seller to Buyer and/or the release of Seller from any obligations under the South Redevelopment Plan and/or the South OPA applicable to the Property.

4. Acquired Square Footage / Tower Rights / Parking Rights. Buyer shall have provided to Seller and/or the Master Developer any information, agreements, and/or undertakings that may be reasonably necessary to comply with the Master Developer Covenant and/or the Vesting Covenant, or to amend, restate, or replace the Master Developer Covenant and/or the Vesting Covenant as they apply to the Land, in order to transfer the Acquired Square Footage, the Acquired Tower Rights, and the Acquired Parking Rights from Seller to Buyer.

5. Infrastructure Rights. Buyer shall have provided to Seller and/or the Infrastructure Developer any information, agreements, and/or undertakings that may be reasonably necessary to cause the Infrastructure Developer to consent to the Assignment of Infrastructure Rights (which consent shall include an agreement from the Infrastructure Developer that, after the Close of Escrow, Infrastructure Developer’s obligations with respect to the Infrastructure Rights shall be direct obligations to Buyer).

ATTACHMENT 2

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6. Construction Obligations. Seller and Buyer shall have agreed to the terms and conditions of the Agreement Regarding Construction Obligations.

7. Infrastructure CFD Bond Disclosure Certificates. Buyer shall have provided to Seller and/or the Redevelopment Agency any information, agreements, and/or undertakings that may be reasonably necessary to cause the Redevelopment Agency to release Seller from any obligations under the Infrastructure CFD Bond Disclosure Certificates.

8. No Bankruptcy. No action or proceeding shall have been commenced by or against Buyer under the federal bankruptcy code or any state law for the relief of debtors or for the enforcement of the rights of creditors, and no attachment, execution, lien, or levy shall have attached to or been issued with respect to any portion of any funds deposited with Escrow Holder under this Agreement.

ATTACHMENT 2

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EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 1, BLOCK 8725, AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY” RECORDED JULY 19, 1999, IN BOOK Z OF MAPS, PAGES 97-119, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002, IN REEL I223, IMAGE 596, AS INSTRUMENT NUMBER 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

EXCEPTING THEREFROM, THE FOLLOWING:

AS EXCEPTED AND RESERVED FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, IN TRUST, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO. 99-G622155-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF MINERAL RIGHTS PARCEL 11 DESCRIBED IN SUCH PATENT, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED IN THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE, AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE, AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE THEREOF OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES; PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET

EXHIBIT A

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(500’) BELOW THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11.

FURTHER EXCEPTING THEREFROM THAT PORTION THEREOF DESCRIBED IN THAT CERTAIN GRANT DEED DATED OCTOBER 25, 2002, EXECUTED BY CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED DECEMBER 11, 2002, IN REEL I281, IMAGE 340, DOCUMENT NO. 2002-H309022-00 IN THE OFFICE OF SUCH RECORDER.

ASSESSOR’S PARCEL NUMBER: LOT 001, BLOCK 8725 (A PORTION)

PARCEL TWO:

THAT CERTAIN REAL PROPERTY DESCRIBED IN THAT CERTAIN QUITCLAIM DEED DATED NOVEMBER 5, 2002, EXECUTED BY THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, TO CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, RECORDED DECEMBER 11, 2002 IN REEL I281, IMAGE 341, DOCUMENT NO. 2002-H309023-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

THE LOT AND BLOCK HEREAFTER MENTIONED ARE IN ACCORDANCE WITH THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY”, RECORDED JULY 19, 1999 IN BOOK Z OF MAPS, AT PAGES 97-119, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.

COMMENCING AT THE MOST NORTHWESTERLY CORNER OF PARCEL 29, AS SAID PARCEL IS DESCRIBED IN THE QUITCLAIM DEED TO THE CITY AND COUNTY OF SAN FRANCISCO, RECORDED JULY 19, 1999 IN REEL H429, PAGE 512 (DOCUMENT NUMBER 99-G622160), OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, SAID POINT OF COMMENCEMENT ALSO BEING THE MOST NORTHWESTERLY CORNER OF BLOCK 8725, LOT 2 AS SHOWN ON SAID MAP (Z MAPS 97);

THENCE, EASTERLY ALONG THE NORTHERLY BOUNDARY LINE OF SAID PARCEL 29, SAID LINE ALSO BEING THE NORTHERLY LINE OF SAID LOT 2, NORTH 86 DEG. 49’ 04” EAST 15.00 FEET TO THE POINT OF BEGINNING.

THENCE, ALONG THE EXTERIOR BOUNDARY OF SAID PARCEL 29, SAID LINES ALSO BEING THE EXTERIOR BOUNDARY OF SAID LOT 2, THE FOLLOWING TWO (2) COURSES:

EXHIBIT A

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1) NORTH 86 DEG. 49’ 04” EAST, 42.21 FEET, TO THE MOST NORTHEASTERLY CORNER OF SAID PARCEL 29 AND SAID LOT 2, SAID CORNER ALSO BEING A POINT OF CUSP ON THE ARC OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 44.21 FEET, TO WHICH POINT A RADIAL LINE BEARS NORTH 03 DEG. 10’ 56” WEST,

2) WESTERLY, SOUTHWESTERLY AND SOUTHERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 72 DEG. 42’ 00”, AN ARC DISTANCE OF 56.10 FEET, TO A POINT THAT BEARS SOUTH 03 DEG. 10’ 56” EAST, FROM SAID POINT OF BEGINNING.

THENCE, LEAVING SAID EXTERIOR BOUNDARY LINE OF PARCEL 29 AND SAID LOT 2, ALONG A LINE PARALLEL WITH AND DISTANT 15.00 FEET EASTERLY, MEASURED AT A RIGHT ANGLE, FROM THE WESTERLY BOUNDARY LINE OF SAID PARCEL 29 AND SAID LOT 2, NORTH 03 DEG. 10’ 56” WEST, 31.06 FEET, TO THE POINT OF BEGINNING.

ASSESSOR’S PARCEL NUMBER: LOT 004, BLOCK 8725

EXHIBIT A

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EXHIBIT B

DEVELOPMENT ENTITLEMENTS

The following constitute the Development Entitlements:

1. The Final Mission Bay Subsequent Environmental Impact Report certified on September 17, 1998, by the Planning Commission of the City and County of San Francisco, California (the “City”) by Motion No. 14696.

2. The Mission Bay South Design for Development adopted on September 17, 1998, by the Commission of the Redevelopment Agency of the City and County of San Francisco (the “Redevelopment Agency”) by Resolution No. 191-98, as the same may be amended from time to time.

3. The Mission Bay Subdivision Ordinance adopted on October 26, 1998, by the City’s Board of Supervisors by Ordinance No. 329-98, as the same may be amended from time to time.

4. The Mission Bay South Redevelopment Plan adopted on November 2, 1998, by the City’s Board of Supervisors by Ordinance No. 335-98, as the same may be amended from time to time.

5. The Mission Bay South Owner Participation Agreement dated November 16, 1998, between the Redevelopment Agency and Catellus Development Corporation (“CDC”), including all Attachments thereto, as the same may be amended from time to time (authorized on September 17, 1998, by the Redevelopment Agency Commission by Resolution No. 193-98).

6. The Mission Bay Subdivision Regulations adopted on November 18, 1998, by the City’s Department of Public Works, as the same may be amended from time to time.

7. Transportation Management Association Strategic Plan and Organizational Structure dated May 5, 1999, as the same may be amended from time to time.

8. The Risk Management Plan dated May 11, 1999, for the Mission Bay Area, San Francisco, California, as the same may be amended from time to time (approved on May 12, 1999, by the State of California Regional Water Quality Control Board for the San Francisco Bay Region (the “Regional Board”)).

9. Mission Bay South Plan Area Streetscape Master Plan dated December 15, 1999, as the same may be amended from time to time (approved by the Redevelopment Agency Commission by Resolution No. 06-2000).

EXHIBIT B

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10. The Covenant and Environmental Restriction on Property made for the benefit of the Regional Board by the City and by the City, acting by and through the San Francisco Port Commission, dated as of February 3, 2000, and recorded in the Official Records of San Francisco County, California (the “Official Records”) on March 21, 2000, as Document No. 2000-G748551.

11. The Covenant and Environmental Restriction on Property made for the benefit of the Regional Board by CDC dated as of February 23, 2000, and recorded in the Official Records on March 21, 2000, as Document No. 2000-G748552.

12. Signage Master Plan Application dated June 27, 2000, as the same may be amended from time to time (approved by the Redevelopment Agency Commission by Resolution No. 101-2000).

13. Permit No. 5-00 issued on December 12, 2000, by the San Francisco Bay Conservation and Development Commission, as the same may be amended from time to time (“BCDC Permit”). A copy of the BCDC Permit, as amended through November 16, 2001 (Amendment No. Two), was recorded in the Official Records on December 10, 2001, as Document No. 2001-H066919.

EXHIBIT B

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LIST OF ATTACHMENTS

ATTACHMENT 1       BUYER’S CLOSING CONDITIONS

ATTACHMENT 2       SELLER’S CLOSING CONDITIONS

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LIST OF EXHIBITS

EXHIBIT A	LEGAL DESCRIPTION OF PROPERTY
EXHIBIT B	DEVELOPMENT ENTITLEMENTS
EXHIBIT C-1	PERMITTED ENCUMBRANCES
EXHIBIT C-2	PRO FORMA POLICY
EXHIBIT D	FORM OF ASSIGNMENT OF SOUTH OPA
EXHIBIT E	FORM OF ASSIGNMENT OF INFRASTRUCTURE RIGHTS
EXHIBIT F-1	FORM OF CALIFORNIA AFFIDAVIT
EXHIBIT F-2	FORM OF FIRPTA CERTIFICATE
EXHIBIT G	IDENTIFICATION OF ENVIRONMENTAL REPORT(S)
EXHIBIT H	FORM OF GRANT DEED
EXHIBIT I-1	SUMMARY OF ARTICLE 22A OF SAN FRANCISCO HEALTH CODE
EXHIBIT I-2	NATURAL HAZARDS STATEMENT
EXHIBIT J	FORM OF AGREEMENT REGARDING SUCCESSOR PROJECT LABOR AGREEMENT
EXHIBIT K	INSPECTION AGREEMENT
EXHIBIT L	NOTICES OF SPECIAL TAX